Putnam
Strategic
Income
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

3-31-99


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Fund highlights

* "If interest rates remain relatively stable, funds that invest in bonds with at least some risk attached to them are the most attractive sector to be in . . ."

                             -- The Wall Street Journal, April 5, 1999

* "Calendar 1998 was a period of unprecedented volatility for fixed-income markets worldwide. And while ongoing volatility remains a concern, there appears to be considerable opportunity along with current value in many fixed-income sectors."

                             -- Jennifer E. Leichter, manager
                                Putnam Strategic Income Fund

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

14 Portfolio holdings

36 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

The world's securities markets experienced a dramatic change that was generally for the better during Putnam Strategic Income Fund's fiscal 1999. As moods brightened, global investors began to venture tentatively back to more aggressive securities than the U.S. Treasury bonds to which they had fled in the wake of last year's sharp market swings.

The result put a damper on Treasuries, but it did raise prospects for a host of other fixed-income securities from high-grade corporates to lower-rated high-yield bonds. International bonds, especially those in core European markets, also began to show stronger results. Even emerging-markets issues attracted some renewed attention.

In the following report, your fund's management team reviews fiscal 1999 performance in this improved environment and takes a look at prospects for the fiscal year that just began.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
May 19, 1999



Report from the Fund Managers
Jennifer E. Leichter
D. William Kohli
Jeffrey A. Kaufman
David L. Waldman

In the extraordinary market volatility that characterized 1998, U.S. Treasuries were virtually the only fixed-income investment to emerge unscathed. While Putnam Strategic Income Fund's Treasury position helped minimize losses, the fund's emphasis on higher-yielding sectors during the heaviest volatility resulted in disappointing performance during the fiscal year just ended. Although the environment for these sectors has since become more favorable, the fund's class A shares returned -4.33% at net asset value and -8.84% at public offering price for the 12-month period ended March 31, 1999. For more detailed performance, including returns for other share classes, please turn to pages 9 and 10.

* U.S. TREASURIES RALLY, THEN DECLINE

U.S. Treasury bonds enjoyed a spectacular rally for much of 1998, as interest rates were ratcheted lower and less creditworthy markets boiled over with political, economic, and financial upheaval. Also helping the sector were investor concerns over a slowing U.S. economy. During the summer and early fall, consumer spending, manufacturing output, and a host of other indicators pointed toward slowing economic growth and a potential credit crunch. The Federal Reserve Board intervened in the fall with a series of rate cuts that helped restore liquidity to financial markets and calm investors' fears. Demand for U.S. Treasury bonds soared, pushing the yields on these securities, which move in the opposite direction of price, to record lows.

As 1999 began, strong U.S. and European economic fundamentals and modest improvement in Asia helped renew investor interest in sectors of the bond market that offer higher yields than U.S. Treasuries. Money that had poured into Treasuries during late 1998 exited the sector in early 1999 as investors began to feel more comfortable taking on greater amounts of market and credit risk.

While Treasuries generally benefited from declining rates in 1998, the results for mortgage-backed securities were relatively mixed as the result of an increase in prepayment risk. Declining interest rates prompted many homeowners to pay off their mortgages ahead of schedule, reducing the appreciation potential for certain groups of mortgage-backed securities.

To combat the risk of prepayment, we adopted a defensive investment strategy in this area, emphasizing commercial mortgage-backed securities, which are not subject to prepayment, and bonds with relatively short maturities, since homeowners are less likely to refinance mortgages that are almost paid off. At 22.2% of the portfolio on March 31, the fund's mortgage-related holdings remain a vital part of its overall investment strategy. Given the steady rise in real estate values and a return to more stable interest rates, we believe these securities will continue to add value in the coming months.

* HIGH-YIELD BONDS REBOUND IN SECOND HALF

When investors fled higher-risk investments in reaction to last summer's foreign market turmoil, high-yield bonds were among the first to go. High-yield bonds declined nearly 5% during the six months ended September 30, 1998, for example, as measured by the First Boston High Yield Index. The negative performance reflected investor concern over heavy losses in foreign economies and the impact of those losses on corporate profits here in the United States.


[GRAPHIC OMITTED: horizontal bar chart SECTOR WEIGHTINGS]

SECTOR WEIGHTINGS*

High-yield bonds      44.9%

Foreign bonds         14.7%

U.S. government and
agency obligations
and CMOs              31.0%

Footnote reads:
*Based on net assets as of 3/31/99. Holdings will vary over time.


Throughout this tumultuous period, we made few changes to the high-yield portion of the portfolio. In particular, we continued to favor bonds in the telecommunications, media, and finance sectors. These are some of the fastest growing areas of the U.S. economy with long-term growth potential that we believe can withstand short-term swings in investor sentiment.

Our commitment to the fund's high-yield holdings was bolstered during the period by steady merger and acquisition activity. As trade barriers fall around the world and competition intensifies, many corporations are recognizing that only the most resourceful, adaptable, and truly global will survive in worldwide competition. The implications for high-yield issuers are often positive, since acquiring companies tend to be large corporations with investment-grade credit. Examples of companies in the portfolio that benefited from merger activity during the period include MetroNet Communications, Diamond Cable, and Stone Container.

By the beginning of 1999, investors had begun to recognize that the high-yield bonds beaten down over the summer offered tremendous value. In some cases, yields were more than three percentage points above those offered by comparable Treasuries. With the return of some stability to global financial markets, investors were again willing to take on risk in exchange for higher returns, and the resulting increase in demand pushed high-yield bond prices into positive territory. For the first three months of the year, as Treasury bonds suffered losses, high-yield issues gained 2.44% as measured by the First Boston High Yield Index.

* INTERNATIONAL FOCUS ON CORE EUROPE

In the international portion of the portfolio, our focus on the core markets of Europe -- including Germany, France, Denmark, and the Netherlands -- proved beneficial during the period. These markets enjoyed healthy rallies during the year against a background of slowing economic growth, high unemployment, and low inflation. Prior to the introduction of the euro at the start of 1999, a weakening U.S. dollar enhanced European returns for U.S. investors. However, the euro got off to a weak start, partly due to the weakness of Europe's economies relative to the United States. As a result, the fund's gains in this sector for the full 12-month period were diminished.


[GRAPHIC OMITTED: TOP THREE HOLDINGS PER SECTOR]

TOP THREE HOLDINGS PER SECTOR

HIGH-YIELD BONDS
NEXTEL Communications, Inc. sr. 10.65s, 2002
Global Crossing Holdings, Ltd. 95/8, 2008
L-3 Communications Corp. sr. 91/8, 2008

FOREIGN BONDS
United Kingdom Treasury 8s, 2000
United Mexican States SEC. Ser. B, 61/4s, 2019
Bulgaria (Government of) Ser. A, FRB, 6.688s, 2024

U.S. GOVERNMENT AND AGENCY OBLIGATIONS
Federal National Mortgage Association 61/2s, 2028-29
U.S. Treasury notes, 43/4s, 2008
U.S. Treasury bonds, 51/2s, 2028

Footnote reads:
These holdings represent 19.6% of the fund's net assets as of 3/31/99. Portfolio holdings will vary over time.


The fund's emerging-markets holdings dampened performance during the summer and fall of 1998. However, as the turmoil has subsided in recent months, some emerging markets have rebounded. We have opportunistically increased the fund's exposure to select emerging markets, including Bulgaria and Mexico, where issuing governments have clear access to capital, and yields are significantly higher than comparable U.S. government securities.

Exposure to Japan remains limited, given the uncertainty surrounding economic issues and investor sentiment there. Plus, with Japanese short-term rates barely above zero, there is little room for an improvement in bond prices.

* MORE CONSERVATIVE APPROACH FAVORED FOR 1999

With the global financial markets on more solid footing, investors may feel more comfortable increasing exposure to areas of the bond market widely overlooked in 1998. In the high-yield segment of the portfolio, we expect to add in the coming months to the fund's holdings in economically sensitive industries, including energy and basic materials. Should commodity prices improve after a prolonged downward trend, these issues would likely benefit.

In the government sector, we intend to invest opportunistically in U.S. Treasury bonds and maintain our bias toward mortgage-backed issues. Within the mortgage market, we expect to emphasize commercial mortgage-backed securities, higher-coupon residential mortgage securities, and bonds with relatively short maturities.

In the international sector, we believe our focus on core Europe will provide attractive returns as these countries contend with slowing economic growth. (After the close of the period, both the European Central Bank and the Bank of England announced rate cuts.) Although the recent changes to the portfolio are not dramatic, we believe they will position the fund to take advantage of investment opportunities for the balance of the year.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 3/31/99, there is no guarantee the fund will continue to hold these securities in the future. The lower credit ratings of high-yield corporate bonds reflect a greater possibility that adverse changes in the economy or their issuers may affect their ability to pay principal and interest on these bonds. Investments in non-U.S. securities may be subject to certain risks such as currency fluctuations, economic instability, and political developments. Although the U.S. government guarantees the timely payment of principal and interest on some of the underlying securities, the value of fund shares is not guaranteed and will fluctuate.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Strategic Income Fund is designed for investors seeking high current income consistent with capital preservation through U.S. government, high-yield, and international fixed-income securities.


TOTAL RETURN FOR PERIODS ENDED 3/31/99

                   Class A          Class B         Class C         Class M
(inception date)  (2/26/96)        (2/26/96)       (2/1/99)        (2/26/96)
                 NAV     POP      NAV    CDSC     NAV    CDSC     NAV    POP
-------------------------------------------------------------------------------
1 year          -4.33%  -8.84%   -4.93%  -9.32%  -4.82%  -5.69%  -4.57%  -7.65%
-------------------------------------------------------------------------------
3 years         16.11   10.56    13.66   10.93   13.73   13.73    15.24  11.51
Annual average   5.10    3.40     4.36    3.52    4.38    4.38     4.84   3.70
-------------------------------------------------------------------------------
Life of fund    14.99    9.58    12.48    9.78   12.66   12.66    14.11  10.35
Annual average   4.62    3.00     3.88    3.07    3.93    3.93     4.36   3.24
-------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 3/31/99

                              Salomon Bros.
                  Lehman Bros.   Non-U.S.  First Boston    Consumer
                   Aggregate   World Govt.  High Yield      price
                   Bond Index  Bond Index     Index         index
-----------------------------------------------------------------------
1 year               6.49%       11.63%        -0.75%        1.73%
-----------------------------------------------------------------------
3 years             25.11        13.62         26.70         5.97
Annual average       7.76         4.35          8.21         1.95
-----------------------------------------------------------------------
Life of fund        24.24        13.90         26.36         6.52
Annual average       7.30         4.31          7.88         2.07
-----------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25% respectively. Class B share returns for the 1-, 3-, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of
a $10,000 investment since
2/26/96

                 Fund's class A     Lehman Brothers    Consumer price
Date             shares at POP   Aggregate Bond Index      index

2/26/96              9,529             10,000             10,000
3/31/96              9,437              9,930             10,052
6/30/96              9,551              9,987             10,116
9/30/96              9,925             10,172             10,187
12/31/96            10,231             10,477             10,239
3/31/97             10,132             10,418             10,329
6/30/97             10,556             10,801             10,349
9/30/97             11,063             11,160             10,407
12/31/97            11,130             11,488             10,413
3/31/98             11,453             11,667             10,471
6/30/98             11,449             11,939             10,523
9/30/98             10,806             12,444             10,549
12/31/98            10,892             12,486             10,600
3/31/99            $10,958            $12,424            $10,652

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $11,248 ($10,978 with a redemption at the end of the period); a $10,000 investment in the fund's class M shares would have been valued at $11,411 ($11,035 at public offering price). A $10,000 investment in the fund's class C shares would have been valued at $11,266.



PRICE AND DISTRIBUTION INFORMATION
12 months ended 3/31/99

                               Class A     Class B      Class C      Class M
------------------------------------------------------------------------------
Distributions (number)           12          12            2           12
------------------------------------------------------------------------------
Income                       $0.591867  $0.538508     $0.073222    $0.574050
------------------------------------------------------------------------------
Long-term capital gains       0.016800   0.016800      0.016800     0.016800
------------------------------------------------------------------------------
Return of capital1            0.079100   0.071900      0.010500     0.076700
------------------------------------------------------------------------------
  Total                      $0.687767  $0.627208     $0.100522    $0.667550
------------------------------------------------------------------------------
Share value:                NAV      POP        NAV      NAV      NAV      POP
------------------------------------------------------------------------------
3/31/98                     $8.70    $9.13    $8.70       --    $8.70    $8.99
------------------------------------------------------------------------------
2/1/992                        --       --       --    $7.77       --       --
------------------------------------------------------------------------------
3/31/99                      7.64     8.02     7.65     7.66     7.64     7.90
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate3       8.37%    7.98%    7.66%    7.58%    8.14%    7.87%
------------------------------------------------------------------------------
Current 30-day
SEC yield4                   8.36     7.95     7.49     8.25     8.08     7.81
------------------------------------------------------------------------------

1 See page 50.

2 Inception date of class C shares.

3 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

4 Based on investment income, calculated using SEC guidelines.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge but are subject to a contingent deferred sales charge if shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% or class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

COMPARATIVE BENCHMARKS

Lehman Brothers Aggregate Bond Index* is composed of securities for Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/ depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

Salomon Brothers Non-U.S. World Government Bond Index* is a market capitalization-weighted benchmark that tracks the performance of the government bond markets tracked by the Salomon Brothers World Government Bond Index, excluding the United States.

First Boston High Yield Index* is an unmanaged index of lower-rated, higher-yielding U.S. corporate bonds. It includes over 180 issues with an average maturity range of 7 to 10 years.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.



Report of independent accountants
For the fiscal year ended March 31, 1999

To the Trustees and Shareholders of
Putnam Strategic Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Strategic Income Fund (the "fund") at March 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at March 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 14, 1999




Portfolio of investments owned
March 31, 1999

CORPORATE BONDS AND NOTES (44.9%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
Advertising (0.8%)
--------------------------------------------------------------------------------------------------------------------------
     $      300,000  Adams Outdoor Advertising sr. notes 10 3/4s, 2006                                      $      327,000
             80,000  Lamar Advertising Co. sr. sub. notes 9 5/8s, 2006                                              86,400
            420,000  Lamar Advertising Co. company guaranty 8 5/8s, 2007                                           442,050
            540,000  Outdoor Communications Inc. sr. sub. notes 9 1/4s, 2007                                       581,850
            350,000  Outdoor Systems, Inc. company guaranty 8 7/8s, 2007                                           374,063
                                                                                                            --------------
                                                                                                                 1,811,363

Aerospace and Defense (0.7%)
--------------------------------------------------------------------------------------------------------------------------
            485,000  Argo-Tech Corp. company guaranty 8 5/8s, 2007                                                 460,750
            130,000  Argo-Tech Corp. 144A sr. sub. notes 8 5/8s, 2007                                              123,500
            190,000  Aviation Sales Co. company guaranty 8 1/8s, 2008                                              190,475
            500,000  BE Aerospace, Inc. sr. sub. notes Ser. B, 9 7/8s, 2006                                        527,500
             80,000  BE Aerospace, Inc. sr. sub. notes 9 1/2s, 2008                                                 85,400
             90,000  BE Aerospace, Inc. sr. sub. notes Ser. B, 8s, 2008                                             89,550
             70,000  K&F Industries, Inc. sr. sub. notes Ser. B, 9 1/4s, 2007                                       71,663
                                                                                                            --------------
                                                                                                                 1,548,838

Agriculture (0.3%)
--------------------------------------------------------------------------------------------------------------------------
            285,000  IMC Global, Inc. notes 7.4s, 2002                                                             291,264
            278,094  Premium Standard Farms, Inc. sr. sec. notes 11s, 2003 (PIK)                                   266,970
                                                                                                            --------------
                                                                                                                   558,234

Airlines (0.5%)
--------------------------------------------------------------------------------------------------------------------------
            120,000  Calair LLC company guaranty 8 1/8s, 2008                                                      114,000
            140,000  Canadian Airlines Corp. sr. notes 12 1/4s, 2006 (Canada)                                       61,600
            200,000  Canadian Airlines Corp. secd. notes 10s, 2005 (Canada)                                        150,000
            460,000  Continental Airlines, Inc. sr. notes 9 1/2s, 2001                                             476,100
             90,000  Trans World Airlines, Inc. sr. notes 11 1/2s, 2004                                             68,850
            280,000  Trans World Airlines, Inc. sr. notes 11 3/8s, 2006                                            154,000
                                                                                                            --------------
                                                                                                                 1,024,550

Apparel (0.4%)
--------------------------------------------------------------------------------------------------------------------------
            210,000  Fruit of the Loom 144A company guaranty 8 7/8s, 2006                                          210,525
            295,000  Guess Jeans, Inc. sr. sub. notes 9 1/2s, 2003                                                 295,000
            105,000  Sassco Fashions Ltd. sr. notes 12 3/4s, 2004                                                  103,425
             65,000  William Carter Holdings Co. sr. sub. notes Ser. A, 12s, 2008                                   69,875
            135,000  William Carter Holdings Co. sr. sub. notes Ser. A, 10 3/8s, 2006                              145,800
                                                                                                            --------------
                                                                                                                   824,625

Automotive Parts (1.0%)
--------------------------------------------------------------------------------------------------------------------------
            299,000  Aftermarket Technology Corp. sr. sub. notes 12s, 2004                                         307,223
            200,000  Cambridge Industries, Inc. company guaranty Ser. B,
                       10 1/4s, 2007                                                                               165,000
            145,000  Chrysler Corp. deb. Ser. B, 7.45s, 2097                                                       154,482
            200,000  Exide Corp. sr. notes 10s, 2005                                                               198,000
            190,000  Federal Mogul Corp. 144A notes 7 3/8s, 2006                                                   186,208
            315,000  Lear Corp. sub. notes 9 1/2s, 2006                                                            345,319
             60,000  Hayes Wheels International, Inc. company guaranty Ser. B,
                       9 1/8s, 2007                                                                                 62,550
            400,000  Hayes Wheels International, Inc. 144A sr. sub. notes
                       9 1/8s, 2007                                                                                417,000
             90,000  Motors and Gears, Inc. sr. notes Ser. D, 10 3/4s, 2006                                         92,925
            160,000  Navistar International Corp. sr. notes Ser. B, 8s, 2008                                       165,600
                                                                                                            --------------
                                                                                                                 2,094,307

Banks (0.7%)
--------------------------------------------------------------------------------------------------------------------------
            120,000  Banponce Financial Corp. med. term note 7 1/8s, 2002                                          121,586
            150,000  Chevy Chase Savings Bank Inc. sub. deb. 9 1/4s, 2008                                          150,000
            170,000  Chevy Chase Savings Bank Inc. sub. deb. 9 1/4s, 2005                                          170,000
             80,000  Delta Financial Corp. sr. notes 9 1/2s, 2004                                                   60,000
             45,000  Dime Capital Trust I bank guaranty Ser. A, 9.33s, 2027                                         47,823
             35,000  Firstar Bank Milwaukee sr. bank notes 6 1/4s, 2002                                             35,405
            395,000  Fuji JGB Inv. LLC 144A FLIRB bonds Ser. A, 9.87s, 2049 (Japan)                                353,525
             45,000  Greenpoint Capital Trust I company guaranty 9.1s, 2027                                         46,980
             95,000  Merita Bank Ltd. sub. notes 6 1/2s, 2006 (Finland)                                             94,852
             40,000  Ocwen Capital Trust I company guaranty 10 7/8s, 2027                                           32,400
             55,000  Ocwen Federal Bank FSB sub. deb. 12s, 2005                                                     53,488
             35,000  Ocwen Financial Corp. notes 11 7/8s, 2003                                                      31,325
             60,000  Provident Capital Trust company guaranty 8.6s, 2026                                            60,125
             40,000  Riggs Capital Trust 144A bonds 8 5/8s, 2026                                                    39,161
             60,000  Sovereign Capital Trust company guaranty 9s, 2027                                              59,909
             50,000  Webster Capital Trust I 144A bonds 9.36s, 2027                                                 50,735
                                                                                                            --------------
                                                                                                                 1,407,314

Basic Industrial Products (--%)
--------------------------------------------------------------------------------------------------------------------------
             80,000  Paragon Corp. Holdings, Inc. company guaranty Ser. B,
                       9 5/8s, 2008                                                                                 62,400
             30,000  Roller Bearing Co. company guaranty Ser. B, 9 5/8s, 2007                                       28,500
                                                                                                            --------------
                                                                                                                    90,900

Broadcasting (3.7%)
--------------------------------------------------------------------------------------------------------------------------
            500,000  Allbritton Communications sr. sub. deb. Ser. B, 9 3/4s, 2007                                  530,625
            460,000  Allbritton Communications Co. sr. sub. notes Ser. B,
                       8 7/8s, 2008                                                                                468,050
              2,861  Australis Media, Ltd. sr. disc. notes stepped-coupon 1 3/4s,
                       (15 3/4s 5/15/00), 2003 (In default) (Australia) (STP) (PIK) (NON)                               29
            400,000  Benedek Communications Corp. sr. disc. notes
                       stepped-coupon zero % (13 1/4s, 5/15/01), 2006 (STP)                                        304,000
            215,000  Capstar Broadcasting sr. disc. notes stepped-coupon zero %
                       (12 3/4s, 2/1/02), 2009 (STP)                                                               181,675
            685,000  Capstar Broadcasting sr. sub. notes 9 1/4s, 2007                                              719,250
             55,000  Central European Media Enterprises Ltd. sr. notes 9 3/8s,
                       2004 (Bermuda)                                                                               52,250
            800,000  Chancellor Media Corp. 144A sr. notes 8s, 2008                                                833,000
             90,000  Citadel Broadcasting, Inc. sr. sub. notes 10 1/4s, 2007                                        99,000
            390,000  Citadel Broadcasting, Inc. company guaranty 9 1/4s, 2008                                      417,300
            200,000  Comcast UK Cable, Ltd. deb. stepped-coupon zero %
                       (11.2s, 11/15/00), 2007 (Bermuda) (STP)                                                     174,750
            730,000  Echostar DBS Corp. 144A sr. notes 9 3/8s, 2009                                                755,550
            340,000  Fox Family Worldwide, Inc. sr. notes 9 1/4s, 2007                                             322,150
            260,000  Fox/Liberty Networks LLC sr. notes 8 7/8s, 2007                                               269,100
            250,000  Granite Broadcasting Corp. sr. sub. notes 9 3/8s, 2005                                        245,313
            120,000  Granite Broadcasting Corp. sr. sub. notes 8 7/8s, 2008                                        120,600
            360,000  Jacor Communications, Inc. company guaranty Ser. B,
                       8 3/4s, 2007                                                                                384,300
            300,000  Lenfest Communications, Inc. sr. sub. notes 10 1/2s, 2006                                     352,500
            240,000  Lenfest Communications, Inc. sr. sub. notes 8 1/4s, 2008                                      247,200
             60,000  Pegasus Communications Corp. 144A sr. notes 9 3/4s, 2006                                       62,400
             50,000  Pegasus Media & Communications notes Ser. B, 12 1/2s, 2005                                     55,000
            212,000  PHI Holdings, Inc. sr. sub. notes 16s, 2001                                                   174,773
            125,000  Radio One Inc. company guaranty stepped-coupon Ser. B, 7s,
                       (12s, 5/15/00), 2004 (STP)                                                                  128,750
            650,000  Sinclair Broadcast Group, Inc. company guaranty 9s, 2007                                      666,250
            300,000  Spanish Broadcasting Systems sr. notes Ser. B, 11s, 2004                                      327,000
             60,000  TV Azteca Holdings S.A. de C.V. sr. notes 11s, 2002 (Mexico)                                   51,000
            100,000  TV Azteca Holdings S.A. de C.V. sr. notes 10 1/2s, 2007
                       (Mexico)                                                                                     82,500
                                                                                                            --------------
                                                                                                                 8,024,315

Building and Construction (0.5%)
--------------------------------------------------------------------------------------------------------------------------
            125,000  American Architectural Products Corp. company guaranty
                       11 3/4s, 2007                                                                               106,250
            660,000  D.R. Horton, Inc. company guaranty 8s, 2009                                                   645,150
            270,000  GS Superhighway Holdings sr. notes 9 7/8s, 2004 (China)                                       137,700
             35,000  Cia Latino Americana 144A company guaranty 11 5/8s, 2004
                       (Argentina)                                                                                  19,600
             70,000  Jackson Products, Inc. company guaranty Ser. B, 9 1/2s, 2005                                   70,175
            180,000  Toll Corp. company guaranty 8 1/8s, 2009                                                      179,100
                                                                                                            --------------
                                                                                                                 1,157,975

Building Products (0.3%)
--------------------------------------------------------------------------------------------------------------------------
            180,000  Building Materials Corp. 144A sr. notes 8s, 2008                                              177,300
            140,000  Morris Material Handling, Inc. company guaranty 9 1/2s, 2008                                   74,200
            300,000  Southdown, Inc. sr. sub. notes Ser. B, 10s, 2006                                              333,000
                                                                                                            --------------
                                                                                                                   584,500

Buses (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            540,000  MCII Holdings sec. notes 12s (15s, 11/18/99) 2002 (STP)                                       475,200

Business Equipment and Services (0.6%)
--------------------------------------------------------------------------------------------------------------------------
            170,000  Cex Holdings, Inc. company guaranty Ser. B, 9 5/8s, 2008                                      159,800
            600,000  Iron Mountain, Inc. company guaranty 8 3/4s, 2009                                             615,000
             40,000  Outsourcing Solutions, Inc. sr. sub. notes Ser. B, 11s, 2006                                   39,400
            270,000  U.S. Office Products Co. company guaranty 9 3/4s, 2008                                        178,200
            166,000  United Stationer Supply, Inc. sr. sub. notes 12 3/4s, 2005                                    183,845
             40,000  United Stationer Supply, Inc. sr. sub. notes 8 3/8s, 2008                                      39,900
                                                                                                            --------------
                                                                                                                 1,216,145

Cable Television (2.2%)
--------------------------------------------------------------------------------------------------------------------------
            300,000  Acme Television sr. disc. notes stepped-coupon zero %
                       (10 7/8s, 9/30/00), 2004 (STP)                                                              253,500
            240,000  Adelphia Communications Corp. 144A sr. notes 8 3/8s, 2008                                     244,800
            380,000  Century Communications Corp. sr. notes 8 7/8s, 2007                                           399,000
            500,000  Charter Communications Holdings LLC 144A sr. disc. notes
                       stepped-coupon zero % (9.92s, 4/1/04), 2011 (STP)                                           321,875
            750,000  Charter Communications Holdings LLC 144A sr. notes
                       8 5/8s, 2009                                                                                765,938
             60,000  CSC Holdings, Inc. deb. Ser. B, 8 1/8s, 2009                                                   64,475
             70,000  CSC Holdings, Inc. deb. 7 7/8s, 2018                                                           71,747
            230,000  CSC Holdings, Inc. sr. notes 7 7/8s, 2007                                                     242,227
            170,000  CSC Holdings, Inc. sr. notes 7 1/4s, 2008                                                     172,326
            410,000  Diamond Cable Communication Co. sr. disc. notes
                       stepped-coupon zero % (10 3/4s, 2/15/02), 2007
                       (United Kingdom) (STP)                                                                      319,800
            170,000  Diamond Cable Communication Co. sr. disc. notes
                       stepped-coupon zero % (11 3/4s, 12/15/00), 2005
                       (United Kingdom) (STP)                                                                      150,238
            300,000  Grupo Televisa S.A. de C.V. 144A sr. notes 11 7/8s, 2006
                       (Mexico)                                                                                    310,500
             40,000  Jones Intercable, Inc. sr. notes 9 5/8s, 2002                                                  42,100
            400,000  Jones Intercable, Inc. sr. sub. deb. 10 1/2s, 2008                                            428,500
            190,000  NTL Inc. 144A sr. notes 11 1/2s, 2008 (United Kingdom)                                        214,225
            200,000  NTL Inc. sr. notes Ser. B, 10s, 2007 (United Kingdom)                                         212,000
            210,000  NTL Inc. sr. notes, stepped-coupon Ser. B, zero %
                       (9 3/4s, 4/1/03), 2008 (United Kingdom) (STP)                                               142,800
             60,000  Rogers Cablesystems Ltd. sr. notes Ser. B, 10s, 2005 (Canada)                                  67,650
            150,000  Supercanal Holdings S.A. 144A sr. notes 11 1/2s, 2005
                       (Argentina)                                                                                  60,000
             60,000  TeleWest Communications PLC 144A sr. notes 11 1/4s,
                       2008 (United Kingdom)                                                                        69,750
            200,000  United International Holdings sr. disc. notes stepped-coupon
                       Ser. B, zero % (10 3/4s, 2/15/03), 2008 (STP)                                               136,000
                                                                                                            --------------
                                                                                                                 4,689,451

Cellular Communications (1.9%)
--------------------------------------------------------------------------------------------------------------------------
            430,000  Celcaribe S.A. sr. notes stepped-coupon zero %
                       (13 1/2s, 3/15/04), 2004 (Colombia) (STP)                                                   365,500
            595,000  CellNet Data Systems, Inc. sr. disc. notes stepped-coupon
                       zero % (14s, 10/1/02), 2007 (STP)                                                           196,350
            120,000  Conecel Holdings 144A notes Ser. A, 14s, 2000                                                  24,000
            100,000  Dobson Communications Corp. sr. notes 11 3/4s, 2007                                           107,125
            160,000  McCaw International Ltd sr. disc. notes stepped coupon zero %
                       (13s, 4/15/02), 2007 (STP)                                                                   94,400
            450,000  Millicom International Cellular S.A. sr. disc. notes stepped-coupon zero % (13 1/2s, 6/1/01), 2006
                       (Luxembourg) (STP)                                                                          334,688
            710,000  NEXTEL Communications, Inc. sr. disc. notes stepped-coupon
                       zero % (12 1/8s, 4/15/03), 2008 (STP)                                                       340,800
            380,000  NEXTEL Communications, Inc. 144A sr. notes 12s, 2008                                          440,800
          2,505,000  NEXTEL Communications, Inc. sr. disc. notes stepped-coupon
                       zero % (10.65s, 9/15/02), 2007 (STP)                                                      1,828,650
            280,000  Price Communications Wireless, Inc. 144A sr. notes 9 1/8s, 2006                               291,200
                                                                                                            --------------
                                                                                                                 4,023,513

Chemicals (0.5%)
--------------------------------------------------------------------------------------------------------------------------
             40,000  Acetex Corp. sr. notes 9 3/4s, 2003 (Canada)                                                   37,600
            120,000  Geo Specialty Chemicals, Inc. 144A sr. sub. notes 10 1/8s, 2008                               119,400
             60,000  Huntsman Corp. 144A sr. sub. notes 9 1/2s, 2007                                                59,700
            150,000  Huntsman Corp. 144A sr. sub. FRN 9.03s, 2007                                                  138,000
            446,000  Pioneer Americas Acquisition 144A sr. notes 9 1/4s, 2007                                      374,640
            142,759  Polytama International notes 11 1/4s, 2007 (Indonesia)                                          9,993
            230,000  Scotts Co 144A sr. sub. notes 8 5/8s, 2009                                                    237,475
            150,000  Sterling Chemicals Holdings sr. disc. notes stepped-coupon
                       zero % (13 1/2s, 8/15/01), 2008 (STP)                                                        63,750
            200,000  Trikem S.A. 144A bonds 10 5/8s, 2007 (Brazil)                                                  70,000
                                                                                                            --------------
                                                                                                                 1,110,558

Computer Services and Software (0.7%)
--------------------------------------------------------------------------------------------------------------------------
             40,000  Concentric Network Corp. sr. notes 12 3/4s, 2007                                               46,200
            330,000  IPC Information Systems sr. disc. notes stepped-coupon zero %
                       (10 7/8s, 11/1/01), 2008 (STP)                                                              215,325
            230,000  PSINet, Inc. sr. notes 11 1/2s, 2008                                                          258,750
            120,000  PSINet, Inc. sr. notes Ser. B, 10s, 2005                                                      126,600
            200,000  Unisys Corp. sr. notes 11 3/4s, 2004                                                          226,500
            435,000  Unisys Corp. sr. notes 7 7/8s, 2008                                                           456,750
            120,000  Verio Inc. 144A sr. notes 11 1/4s, 2008                                                       135,000
                                                                                                            --------------
                                                                                                                 1,465,125

Conglomerates (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            200,000  Axia, Inc. company guaranty 10 3/4s, 2008                                                     199,000
            250,000  Cathay International Ltd. 144A sr. notes 13s, 2008 (China)                                     57,500
             70,000  Dine S.A. de C.V. company guaranty 8 3/4s, 2007 (Mexico)                                       58,100
                                                                                                            --------------
                                                                                                                   314,600

Consumer Durable Goods (0.3%)
--------------------------------------------------------------------------------------------------------------------------
            160,000  Albecca Inc. company guaranty 10 3/4s, 2008                                                   136,000
             20,000  Hedstrom Holdings, Inc. 144A sr. disc. notes stepped-coupon
                       zero % (12s, 6/1/02), 2009 (STP)                                                              7,400
             70,000  Iron Age Corp. company guaranty 9 7/8s, 2008                                                   51,100
            500,000  Samsonite Corp. sr. sub. notes 10 3/4s, 2008                                                  340,000
             70,000  Sealy Mattress Co. sr. sub. notes Ser. B, 9 7/8s, 2007                                         69,475
                                                                                                            --------------
                                                                                                                   603,975

Consumer Services (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            350,000  Coinmach Corp. sr. notes Ser. D, 11 3/4s, 2005                                                385,000
             90,000  Protection One, Inc. sr. disc. notes stepped-coupon zero %
                       (13 5/8s, 6/30/00), 2005 (STP)                                                              102,600
                                                                                                            --------------
                                                                                                                   487,600

Cosmetics (0.2%)
--------------------------------------------------------------------------------------------------------------------------
             60,000  French Fragrances, Inc. company guaranty Ser. D, 10 3/8s, 2007                                 61,200
             40,000  French Fragrances, Inc. sr. notes Ser. B, 10 3/8s, 2007                                        39,700
            110,000  Revlon Consumer Products sr. notes 9s, 2006                                                   110,000
            250,000  Revlon Consumer Products sr. sub. notes 8 5/8s, 2008                                          232,500
                                                                                                            --------------
                                                                                                                   443,400

Electric Utilities (1.2%)
--------------------------------------------------------------------------------------------------------------------------
            100,000  Applied Power Inc. sr. sub. notes 8 3/4s, 2009                                                101,500
            110,000  Arizona Public Service Co. sr. notes 6 3/4s, 2006                                             113,749
            250,000  Calpine Corp. sr. notes 10 1/2s, 2006                                                         275,000
            100,000  Calpine Corp. sr. notes 9 1/4s, 2004                                                          103,500
            100,000  Calpine Corp. sr. notes 8 3/4s, 2007                                                          102,070
             25,000  Commonwealth Edison Co. 1st mtge. 7s, 2005                                                     25,980
             45,000  Jersey Central Power & Light Co. 1st mtge. med. term note
                       6.85s, 2006                                                                                  46,083
            665,000  Midland Funding Corp. deb. Ser. A, 11 3/4s, 2005                                              753,778
             90,000  Niagara Mohawk Power Corp. sr. notes Ser. F, 7 5/8s, 2005                                      92,767
            433,282  Northeast Utilities System notes Ser. A, 8.58s, 2006                                          451,606
            350,000  Panda Global Energy Co. company guaranty 12 1/2s, 2004
                       (China)                                                                                     175,000
            380,000  York Power Funding 144A notes 12s, 2007 (Cayman Islands)                                      381,900
                                                                                                            --------------
                                                                                                                 2,622,933

Electronics (0.5%)
--------------------------------------------------------------------------------------------------------------------------
             30,000  Celestica International Ltd. 144A sr. sub. notes 10 1/2s, 2006
                       (Canada)                                                                                     33,075
            150,000  Details, Inc. sr. discount notes stepped-coupon Ser. B, zero %
                       (12 1/2s, 11/15/02), 2007 (STP)                                                              75,000
             90,000  DII Group, Inc. (The) sr. sub. notes 8 1/2s, 2007                                              90,450
            100,000  Flextronics International Ltd. sr. sub. notes Ser. B, 8 3/4s, 2007                            102,500
             50,000  HCC Industries, Inc. company guaranty 10 3/4s, 2007                                            48,000
            410,000  Metromedia Fiber Network, Inc. 144A sr. notes 10s, 2008                                       438,700
             90,000  Moog, Inc. sr. sub. notes Ser. B, 10s, 2006                                                    93,713
             40,000  Samsung Electronics 144A company guaranty 9 3/4s, 2003                                         40,800
             40,000  Viasystems Inc. sr. sub notes 9 3/4s, 2007                                                     37,650
            180,000  Viasystems, Inc. sr. notes Ser. B, 9 3/4s, 2007                                               168,300
             30,000  Wavetek Corp. company guaranty 10 1/8s, 2007                                                   27,900
                                                                                                            --------------
                                                                                                                 1,156,088

Entertainment (0.9%)
--------------------------------------------------------------------------------------------------------------------------
            730,000  ITT Corp. notes 6 3/4s, 2005                                                                  661,993
             50,000  News America Holdings, Inc. deb. 7 3/4s, 2045                                                  51,445
            410,000  SFX Entertainment, Inc. 144A company guaranty Ser. B,
                       9 1/8s, 2008                                                                                414,613
            170,000  SFX Entertainment Inc. 144A sr. sub. notes 9 1/8s, 2008                                       171,700
            150,000  Silver Cinemas Inc. sr. sub. notes 10 1/2s, 2005                                               79,500
            275,000  Six Flags Corp. sr. notes 8 7/8s, 2006                                                        280,500
             40,000  Time Warner Entertainment Inc. notes 8 7/8s, 2012                                              47,884
              5,000  Time Warner, Inc. deb. 9.15s, 2023                                                              6,218
            380,000  United Artists Theatre 144A sr. sub. notes 9 3/4s, 2008                                       311,600
                                                                                                            --------------
                                                                                                                 2,025,453

Environmental Control (0.3%)
--------------------------------------------------------------------------------------------------------------------------
            550,000  Allied Waste Industries, Inc. company guaranty Ser. B,
                       7 7/8s, 2009                                                                                533,500
             90,000  WMX Technologies Inc. notes 7.1s, 2026                                                         93,830
                                                                                                            --------------
                                                                                                                   627,330

Financial Services (1.7%)
--------------------------------------------------------------------------------------------------------------------------
            310,000  Aames Financial Corp. sr. notes 9 1/8s, 2003                                                  210,800
            400,000  Advanta Corp. company guaranty Ser. B, 8.99s, 2026                                            246,000
            260,000  Advanta Corp. med-term notes Ser. D, 6.92s, 2002                                              225,870
            405,000  Cellco Finance Corp. NV 144A sr. sub. notes 15s, 2005
                       (Netherlands)                                                                               391,838
            200,000  Colonial Capital I 144A company guaranty 8.92s, 2027                                          189,299
            135,000  Contifinancial Corp. sr. notes 8 3/8s, 2003                                                    94,500
             70,000  Contifinancial Corp. sr. notes 8 1/8s, 2008                                                    51,800
            310,000  Contifinancial Corp. sr. notes 7 1/2s, 2002                                                   235,600
             80,000  Imperial Credit Capital Trust I 144A company guaranty
                       10 1/4s, 2002                                                                                62,400
            400,000  Imperial Credit Industries, Inc. sr. notes 9 7/8s, 2007                                       344,000
             55,000  Lehman Brothers Holdings, Inc. notes 6 1/2s, 2002                                              54,985
            200,000  Local Financial Corp. sr. notes 11s, 2004                                                     206,000
            525,000  Nationwide Credit Inc. sr. notes Ser. A, 10 1/4s, 2008                                        228,375
            550,000  RBF Finance 144A company guaranty 11s, 2006                                                   577,500
            400,000  Resource America Inc. 144A sr. notes 12s, 2004                                                356,000
            100,000  Webster Financial Corp. sr. notes 8 3/4s, 2000                                                102,059
                                                                                                            --------------
                                                                                                                 3,577,026

Food and Beverages (0.9%)
--------------------------------------------------------------------------------------------------------------------------
            135,000  Ameriserve Food Co. company guaranty 8 7/8s, 2006                                             113,569
            110,000  Aurora Foods, Inc. sr. sub. notes Ser. B, 9 7/8s, 2007                                        118,800
            300,000  Aurora Foods, Inc. 144A sr. sub. notes Ser. D, 9 7/8s, 2007                                   324,000
            320,000  Doane Products Co. 144A sr. sub. notes 9 3/4s, 2007                                           337,200
            540,000  Eagle Family Foods company guaranty Ser. B, 8 3/4s, 2008                                      508,275
            300,000  Nebco Evans Holding Co. sr. disc. notes stepped-coupon
                       zero % (12 3/8s, 7/15/02), 2007 (STP)                                                       114,000
            240,000  RAB Enterprises, Inc. company guaranty 10 1/2s, 2005                                          120,000
            210,000  Triarc Consumer Products, Inc. 144A sr. sub. notes
                       10 1/4s, 2009                                                                               209,475
                                                                                                            --------------
                                                                                                                 1,845,319

Gaming (1.8%)
--------------------------------------------------------------------------------------------------------------------------
            290,000  Argosy Gaming Co. company guaranty 13 1/4s, 2004                                              327,700
            200,000  Autotote Corp. company guaranty Ser. B, 10 7/8s, 2004                                         210,000
            420,000  Boyd Gaming Corp. sr. sub. notes 9 1/2s, 2007                                                 430,500
             75,000  Casino America, Inc. sr. notes 12 1/2s, 2003                                                   85,594
            110,000  Circus Circus Enterprises, Inc. sr. notes 6.45s, 2006                                         100,459
            370,300  Colorado Gaming & Entertainment Co. sr. notes 12s, 2003                                       381,409
            280,000  Fitzgeralds Gaming Corp. company guaranty Ser. B,
                       12 1/4s, 2004                                                                               147,000
            100,000  Harrahs Entertainment, Inc. company guaranty 7 1/2s, 2009                                      99,726
            180,000  Hollywood Park Inc. 144A sr. sub. notes 9 1/4s, 2007                                          184,500
             70,000  Isle of Capri Black Hawk LLC 144A 1st mortgage Ser. B,
                       13s, 2004                                                                                    75,950
             50,000  Lady Luck Gaming Corp. 1st mtge. 11 7/8s, 2001                                                 50,625
            750,000  Mohegan Tribal Gaming, Auth. 144A sr. sub. notes 8 3/4s, 2009                                 781,875
            230,000  Mohegan Tribal Gaming, Auth. 144A sr. notes 8 1/8s, 2006                                      235,175
            180,000  Park Place Entertainment sr. sub. notes 7 7/8s, 2005                                          176,850
            250,000  PRT Funding Corp. sr. notes 11 5/8s, 2004 (In default) (NON)                                  112,188
            310,000  Trump Castle Funding 144A sub. notes 10 1/4s, 2003                                            313,100
            125,000  Trump Holdings & Funding Corp. sr. notes 15 1/2s, 2005                                        125,156
                                                                                                            --------------
                                                                                                                 3,837,807

Health Care (1.8%)
--------------------------------------------------------------------------------------------------------------------------
             70,000  Columbia/HCA Healthcare Corp. deb. 8.36s, 2024                                                 64,096
             70,000  Columbia/HCA Healthcare Corp. notes 7.69s, 2025                                                56,525
            110,000  Columbia/HCA Healthcare Corp. notes 7 1/4s, 2008                                              100,441
            330,000  Columbia/HCA Healthcare Corp. med term notes notes
                       6.63s, 2045                                                                                 311,748
            500,000  Conmed Corp. company guaranty 9s, 2008                                                        502,500
            250,000  Extendicare Health Services, Inc. company guaranty 9.35s, 2007                                200,000
            130,000  Global Health Sciences company guaranty 11s, 2008                                              81,900
            150,000  Hudson Respiratory Care, Inc. sr. sub. notes 9 1/8s, 2008                                     121,500
            210,000  Integrated Health Services, Inc. sr. sub. notes Ser. A, 9 1/2s, 2007                          136,500
            460,000  Integrated Health Services, Inc. sr. sub. notes Ser. A, 9 1/4s, 2008                          294,400
            230,000  Magellan Health Services, Inc. sr. sub. notes 9s, 2008                                        196,650
            480,000  Mariner Post-Acute Network, Inc. sr. sub. notes Ser. B,
                       9 1/2s, 2007                                                                                148,800
             80,000  Mariner Post-Acute Network, Inc. sr. sub. notes stepped-coupon
                       Ser. B, zero % (10 1/2s, 11/1/02), 2007 (STP)                                                15,200
            270,000  MedPartners, Inc. sr. notes 7 3/8s, 2006                                                      210,600
            130,000  MedPartners, Inc. sr. sub. notes 6 7/8s, 2000                                                 114,563
            440,000  Multicare Cos., Inc. sr. sub. notes 9s, 2007                                                  294,800
            315,000  Paracelsus Healthcare sr. sub. notes 10s, 2006                                                223,650
            100,000  Quorum Health Group, Inc. sr. sub. notes 8 3/4s, 2005                                          98,500
            350,000  Sun Healthcare Group, Inc. sr. sub. notes Ser. B, 9 1/2s, 2007                                105,438
            150,000  Tenet Healthcare Corp. sr. sub. notes 8 5/8s, 2007                                            150,750
            210,000  Tenet Healthcare Corp. 144A sr. sub. notes 8 1/8s, 2008                                       202,650
             90,000  Tenet Healthcare Corp. sr. notes 8s, 2005                                                      88,875
            130,000  Tenet Healthcare Corp.144A sr. notes 7 5/8s, 2008                                             125,450
                                                                                                            --------------
                                                                                                                 3,845,536

Insurance (0.3%)
--------------------------------------------------------------------------------------------------------------------------
            240,000  American General Corp. sr. notes 6 5/8s, 2029                                                 233,400
             50,000  Hartford Life, Inc. deb. 7.65s, 2027                                                           54,272
            145,000  Hartford Life, Inc. notes 7.1s, 2007                                                          151,468
            100,000  Phoenix Home Life Mutual Insurance Co. 144A notes
                       6.95s, 2006                                                                                  99,588
            125,000  Reliance Group Holdings, Inc. sr. notes 9s, 2000                                              128,666
                                                                                                            --------------
                                                                                                                   667,394

Lodging (0.9%)
--------------------------------------------------------------------------------------------------------------------------
            120,000  Epic Resorts LLC company guaranty Ser. B, 13s, 2005                                           112,800
            540,000  HMH Properties, Inc. company guaranty Ser. B, 7 7/8s, 2008                                    518,400
            300,000  Host Marriott Travel Plaza sr. notes Ser. B, 9 1/2s, 2005                                     314,625
             40,000  Host Marriott L.P. 144A sr. notes 8 3/8s, 2006                                                 40,250
            120,000  Prime Hospitality Corp. sub. notes 9 3/4s, 2007                                               124,050
            440,000  Starwood Hotels & Resorts notes 6 3/4s, 2003                                                  410,168
            300,000  Sun International Hotels Ltd. company guaranty 9s, 2007                                       314,250
                                                                                                            --------------
                                                                                                                 1,834,543

Machinery (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            400,000  Newcor, Inc. company guaranty Ser. B, 9 7/8s, 2008                                            354,000

Media (0.4%)
--------------------------------------------------------------------------------------------------------------------------
            650,000  Paramount Communications, Inc. deb. 7 1/2s, 2023                                              644,566
            250,000  RBS Participacoes S.A. 144A company guaranty 11s, 2007
                       (Brazil)                                                                                    132,500
                                                                                                            --------------
                                                                                                                   777,066

Medical Supplies and Devices (0.3%)
--------------------------------------------------------------------------------------------------------------------------
            110,000  ALARIS Medical Systems, Inc. company guaranty 9 3/4s, 2006                                    111,375
            250,000  Leiner Health Products sr. sub. notes 9 5/8s, 2007                                            253,750
            230,000  Mediq, Inc. company guaranty 11s, 2008                                                        200,100
            145,000  Mediq, Inc. deb. stepped-coupon zero %, (13s, 6/1/03) 2009 (STP)                               58,000
                                                                                                            --------------
                                                                                                                   623,225

Metals and Mining (0.5%)
--------------------------------------------------------------------------------------------------------------------------
            185,000  Ameristeel Corp. company guaranty Ser. B, 8 3/4s, 2008                                        184,306
             80,000  Continental Global Group sr. notes Ser. B, 11s, 2007                                           70,400
            120,000  Lodestar Holdings, Inc. company guaranty 11 1/2s, 2005                                         96,000
            150,000  Neenah Foundry Co. sr. sub. notes Ser. B, 11 1/8s, 2007                                       158,250
            150,000  Neenah Foundry Co. 144A sr. sub. notes 11 1/8s, 2007                                          158,250
            250,000  Weirton Steel Co. sr. notes 11 3/8s, 2004                                                     240,000
            110,000  WHX Corp. sr. notes 10 1/2s, 2005                                                             106,150
                                                                                                            --------------
                                                                                                                 1,013,356

Motion Picture Distribution (0.4%)
--------------------------------------------------------------------------------------------------------------------------
            380,000  AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2009                                           362,900
            433,000  Diva Systems Corp. sr. disc. notes, stepped-coupon Ser. B,
                       zero % (12 5/8s, 3/1/03), 2008 (STP)                                                        127,735
             35,000  Cinemark USA, Inc. sr. sub. notes 9 5/8s, 2008 (Mexico)                                        36,138
            250,000  Cinemark USA, Inc. sr. sub. notes Ser. D, 9 5/8s, 2008 (Mexico)                               258,750
                                                                                                            --------------
                                                                                                                   785,523

Oil and Gas (1.8%)
--------------------------------------------------------------------------------------------------------------------------
            175,000  Abraxas Petroleum Corp. 144A company guaranty Ser. D,
                       11 1/2s, 2004                                                                               105,000
            200,000  Belco Oil & Gas Corp. company guaranty Ser. B, 10 1/2s, 2006                                  203,250
            170,000  Benton Oil & Gas Co. sr. notes 11 5/8s, 2003                                                  119,000
             20,000  Benton Oil & Gas Co. sr. notes 9 3/8s, 2007                                                    12,000
            240,000  Chesapeake Energy Corp. company guaranty Ser. B,
                       9 5/8s, 2005                                                                                199,200
            750,000  CMS Energy Corp. pass through certificates 7s, 2005                                           731,565
            120,000  Eagle Geophysical, Inc. company guaranty Ser. B, 10 3/4s, 2008                                 72,000
             30,000  Gothic Energy Corp. sr. disc. notes, stepped-coupon Ser. B,
                       zero % (14 1/8s, 5/1/03), 2006 (STP)                                                          9,300
            110,000  Gothic Production Corp. company guaranty Ser. B,
                       11 1/8s, 2005                                                                                83,600
            170,000  Gulf Canada Resources Ltd. sr. sub. notes 9 5/8s, 2005 (Canada)                               173,825
            150,000  Gulf Canada Resources, Ltd. sr. notes 8 3/8s, 2005 (Canada)                                   149,250
             50,000  Gulf Canada Resources, Ltd. sr. notes 8.35s, 2006 (Canada)                                     49,391
             85,000  K N Energy, Inc. sr. notes 6.45s, 2003                                                         86,170
            100,000  Michael Petroleum Corp. sr. notes Ser. B, 11 1/2s, 2005                                        73,000
            240,000  Ocean Energy, Inc. company guaranty Ser. B, 8 7/8s, 2007                                      238,200
            220,000  Ocean Energy, Inc. company guaranty Ser. B, 8 3/8s, 2008                                      209,000
            355,000  Petro Geo-Services notes ADR 7 1/2s, 2007 (Norway)                                            366,193
            120,000  Pogo Producing Co. sr. sub. notes Ser. B, 8 3/4s, 2007                                        111,600
             90,000  RAM Energy Inc. sr. notes 11 1/2s, 2008                                                        57,600
            300,000  Seven Seas Petroleum sr. notes Ser. B, 12 1/2s, 2005                                          180,000
             45,000  Snyder Oil Corp. sr. sub. notes 8 3/4s, 2007                                                   44,775
            100,000  Statoil 144A notes 6 1/2s, 2028 (Norway)                                                       93,875
             20,000  Transamerican Energy sr. disc. notes stepped-coupon Ser. B,
                       zero % (13s, 6/15/99), 2002 (STP)                                                             5,025
            480,000  Transamerican Energy sr. notes Ser. B, 11 1/2s, 2002                                          120,000
            175,000  Transamerican Refining Corp. sr. sub. notes Ser. B, 16s, 2003                                  17,500
            180,000  TransTexas Gas Corp. sr. sub. notes Ser. D, 13 3/4s, 2001                                      54,000
            350,000  Vintage Petroleum 144A sr. sub. notes 9 3/4s, 2009                                            357,000
                                                                                                            --------------
                                                                                                                 3,921,319

Packaging and Containers (0.6%)
--------------------------------------------------------------------------------------------------------------------------
            500,000  AEP Industries, Inc. sr. sub. notes 9 7/8s, 2007                                              512,500
            300,000  Packaging Corp. 144A sr. sub. notes 9 5/8s, 2009                                              307,890
             35,000  Radnor Holdings Inc. sr. notes 10s, 2003                                                       36,050
            440,000  Riverwood International Corp. company guaranty 10 7/8s, 2008                                  424,600
             50,000  Riverwood International Corp. company guaranty 10 5/8s, 2007                                   52,500
                                                                                                            --------------
                                                                                                                 1,333,540

Paper and Forest Products (1.0%)
--------------------------------------------------------------------------------------------------------------------------
            140,000  APP Finance II Mauritius Ltd. bonds stepped-coupon zero %,
                       (12s, 2/15/04), 2049 (Indonesia) (STP)                                                       58,800
            250,000  Buckeye Cellulose Corp. sr. sub. notes 9 1/4s, 2008                                           261,875
            410,000  Consumers International 144A sr. notes 10 1/4s, 2005                                          430,500
            115,000  Huntsman Packaging Corp. company guaranty 9 1/8s, 2007                                        115,000
            180,000  Impac Group Inc. company guaranty Ser. B, 10 1/8s, 2008                                       178,200
            300,000  Indah Kiat Financial Mauritius Ltd. company guaranty 10s, 2007
                       (Indonesia)                                                                                 165,000
            300,000  Pacifica Papers, Inc. 144A sr. notes 10s, 2009 (Canada)                                       306,750
            180,000  Pindo Deli Finance Mauritius Ltd. company guaranty 10 3/4s,
                       2007 (Indonesia)                                                                             94,500
            270,000  PT Pabrik Kertas Tjiwi Kimia company guaranty 10s, 2004
                       (Indonesia)                                                                                 143,100
            290,000  Republic Group Inc. sr. sub. notes 9 1/2s, 2008                                               292,900
                                                                                                            --------------
                                                                                                                 2,046,625

Pharmaceuticals (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            295,000  ICN Pharmaceuticals, Inc. 144A sr. notes 9 1/4s, 2005                                         304,588

Photography (--%)
--------------------------------------------------------------------------------------------------------------------------
             50,000  PX Escrow Corp. sr. disc. notes stepped-coupon zero %
                       (9 5/8s, 2/1/02), 2006 (STP)                                                                 29,000

Publishing (0.8%)
--------------------------------------------------------------------------------------------------------------------------
            380,000  Affinity Group Holdings sr. notes 11s, 2007                                                   380,000
            285,000  American Media Operation, Inc. sr. sub. notes 11 5/8s, 2004                                   307,800
            520,000  Garden State Newspapers 144A sr. sub. notes 8 5/8s, 2011                                      523,900
            250,000  Hollinger International Publishing, Inc. company guaranty
                       9 1/4s, 2007                                                                                260,625
             70,000  Perry-Judd company guaranty 10 5/8s, 2007                                                      72,450
             45,000  Von Hoffman Press Inc. 144A sr. sub. notes 10 3/8s, 2007                                       46,238
             33,475  Von Hoffman Press, Inc. 144A sr. sub. notes 13 1/2s, 2009                                      34,814
                                                                                                            --------------
                                                                                                                 1,625,827

Railroads (--%)
--------------------------------------------------------------------------------------------------------------------------
            170,000  TFM S.A. de C.V. company guaranty stepped-coupon zero %
                       (11 3/4s, 6/15/02), 2009 (Mexico) (STP)                                                      96,900

Restaurants (--%)
--------------------------------------------------------------------------------------------------------------------------
            100,000  FRD Acquisition Co. sr. notes Ser. B, 12 1/2s, 2004                                           101,000

Retail (0.9%)
--------------------------------------------------------------------------------------------------------------------------
            230,000  Home Interiors & Gifts, Inc. company guaranty 10 1/8s, 2008                                   232,300
            200,000  K mart Corp. deb. 7 3/4s, 2012                                                                206,250
            250,000  K mart Corp. med. term notes 7.86s, 2002                                                      250,408
            250,000  Mothers Work, Inc. sr. notes 12 5/8s, 2005                                                    260,000
            500,000  NBTY Inc. 144A sr. sub. notes 8 5/8s, 2007                                                    467,500
            515,000  North Atlantic Trading Co. company guaranty Ser. B, 11s, 2004                                 520,150
                                                                                                            --------------
                                                                                                                 1,936,608

Satellite Services (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            210,000  Golden Sky Systems 144A sr. sub. notes 12 3/8s, 2006                                          233,100

Semiconductors (0.4%)
--------------------------------------------------------------------------------------------------------------------------
             39,327  Cirent Semiconductor sr. sub. notes 10.22s, 2002                                               40,458
             42,913  Cirent Semiconductor 144A sr. sub. notes 10.14s, 2004                                          44,147
            695,344  Fairchild Semiconductor Corp. 144A sr. sub. notes 11.74s,
                       2008 (PIK)                                                                                  674,484
            170,000  Zilog, Inc. company guaranty Ser. B, 9 1/2s, 2005                                             141,100
                                                                                                            --------------
                                                                                                                   900,189

Shipping (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            110,000  Johnstown America Industries, Inc. company guaranty Ser. C,
                       11 3/4s, 2005                                                                               119,350
             80,000  MC Shipping, Inc. sr. notes Ser. B, 11 1/4s, 2008                                              50,800
                                                                                                            --------------
                                                                                                                   170,150

Specialty Consumer Products (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            160,000  Decora Industries, Inc. sr. sec. notes Ser. B, 11s, 2005                                      154,400

Steel (0.5%)
--------------------------------------------------------------------------------------------------------------------------
            200,000  AK Steel Corp. 144A sr. notes 7 7/8s, 2009                                                    199,500
            290,000  California Steel Industries 144A sr. notes 8 1/2s, 2009                                       292,900
            170,000  National Steel Corp. 144A 1st mtge. 9 7/8s, 2009                                              174,675
            135,000  National Steel Corp. 144A 1st mtge. Ser. B, 9 7/8s, 2009                                      138,713
            200,000  UCAR Global Enterprises sr. sub. notes Ser. B, 12s, 2005                                      211,250
                                                                                                            --------------
                                                                                                                 1,017,038

Supermarkets (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            150,000  Southland Corp. deb. Ser. A, 4 1/2s, 2004                                                     125,813

Telecommunications (7.9%)
--------------------------------------------------------------------------------------------------------------------------
            140,000  AT & T Capital Corp. company guaranty Ser. F, 6.6s, 5/15/05                                   142,299
            350,000  Barak I.T.C. sr. disc. notes stepped-coupon Ser. B, zero %
                       (12 1/2s, 11/15/02), 2007 (Israel) (STP)                                                    196,000
            130,000  Bestel S.A.de C.V. sr. disc. notes stepped-coupon zero %
                       (12 3/4s, 5/15/03), 2005 (Mexico) (STP)                                                      80,600
            120,000  Birch Telecommunications, Inc. sr. notes 14s, 2008                                            109,800
            120,000  CapRock Communications Corp. sr. notes Ser. B, 12s, 2008                                      122,100
             90,000  Colt Telecommunications Group PLC sr. disc. notes
                       stepped-coupon zero %, (12s, 12/15/01), 2006
                       (United Kingdom) (STP)                                                                       76,388
            500,000  Covad Communications Group, Inc. sr. disc. notes
                       stepped-coupon Ser. B, zero % (13 1/2s, 03/15/03), 2008 (STP)                               277,500
            330,000  Covad Communications Group, Inc. 144A sr. notes
                       12 1/2s, 2009                                                                               331,650
          1,625,000  DTI Holdings Inc. sr. disc. notes, stepped-coupon Ser. B,
                       zero % (12 1/2s, 03/01/03), 2008 (STP)                                                      446,875
            500,000  Econophone, Inc. company guaranty 13 1/2s, 2007                                               532,500
            380,000  Econophone, Inc. 144A notes stepped-coupon
                       zero % (11s, 2/15/03), 2008 (STP)                                                           209,000
            200,000  Esprit Teleom Group PLC sr. notes 11 1/2s, 2007
                       (United Kingdom)                                                                            214,586
            520,000  Firstworld Communication Corp. sr. disc. notes
                       stepped-coupon zero % (13, 4/15/03), 2008 (STP)                                             192,400
            300,000  Focal Communications Corp. sr. disc. notes,
                       stepped-coupon zero % (12 1/8s, 02/15/03), 2008 (STP)                                       168,000
            990,000  Global Crossing Holdings, Ltd. company guaranty 9 5/8s, 2008                                1,102,613
            902,000  GST Telecommunications, Inc. company guaranty
                       stepped-coupon zero % (13 7/8s, 12/15/00), 2005 (STP)                                       712,580
            630,000  GST Telecommunications, Inc. 144A sr. disc. notes
                       stepped-coupon zero % (10 1/2s, 5/1/03), 2008 (STP)                                         327,600
             50,000  Hermes Europe Railtel 144A sr. notes 11 1/2s, 2007
                       (Netherlands)                                                                                54,750
            100,000  Hyperion Telecommunications, Inc. sr. disc. notes
                       stepped-coupon Ser. B, zero % (13s, 4/15/01), 2003 (STP)                                     82,500
            175,000  Hyperion Telecommunications, Inc. sr. notes Ser. B, 12 1/4s, 2004                             190,313
            310,000  Hyperion Telecommunications, Inc. 144A sr. sub. notes 12s, 2007                               323,175
            300,000  ICG Communications, Inc. sr. disc. notes stepped-coupon
                       zero % (10s, 02/15/03), 2008 (STP)                                                          183,375
            220,000  ICG Holdings, Inc. sr. disc. notes stepped-coupon zero %
                       (13 1/2s, 9/15/00), 2005 (Canada) (STP)                                                     194,700
            700,000  ICG Services, Inc. sr. disc. notes stepped-coupon zero %
                       (9 7/8s, 5/1/03), 2008 (STP)                                                                418,250
            260,000  Intelcom Group (USA), Inc. company guaranty stepped-coupon
                        zero % (12 1/2s, 5/1/01), 2006 (STP)                                                       212,550
            110,000  Interact Systems, Inc. 144A stepped-coupon zero %
                       (14s, 8/1/99), 2003 (STP)                                                                    14,300
            255,000  Intermedia Communications, Inc. sr. disc. notes stepped-coupon
                       Ser. B, zero % (11 1/4s, 7/15/02), 2007 (STP)                                               193,800
            130,000  Intermedia Communications, Inc. sr. notes Ser. B, 8 7/8s, 2007                                132,275
            310,000  Intermedia Communications, Inc. sr. notes Ser. B, 8.6s, 2008                                  310,000
            420,000  Intermedia Communications, Inc. sr. notes Ser. B, 8 1/2s, 2008                                417,900
            830,000  International Cabletel, Inc. sr. notes stepped-coupon Ser. B,
                       zero % (11 1/2s, 2/01/01), 2006 (STP)                                                       722,100
            190,000  IXC Communications, Inc. sr. sub. notes 9s, 2008                                              197,600
            570,000  KMC Telecom Holdings, Inc. sr. disc. notes stepped-coupon
                       zero % (12 1/2s, 2/15/03), 2008 (STP)                                                       313,500
            380,000  Knology Holdings, Inc. sr. disc. notes stepped-coupon zero %
                       (11 7/8s, 10/15/02), 2007 (STP)                                                             205,200
             65,000  L-3 Communications Corp. sr. sub. notes Ser. B, 10 3/8s, 2007                                  71,663
            870,000  L-3 Communications Corp. sr. notes 9 1/8s, 2008                                               872,175
            110,000  L-3 Communications Corp. sr. sub. notes 8 1/2s, 2008                                          114,675
            160,000  L-3 Communications Corp. company guaranty Ser. B, 8s, 2008                                    162,000
            230,000  Logix Communications Enterprises sr. notes 12 1/4s, 2008                                      207,000
             70,000  MetroNet Communications Corp. sr. disc. notes
                       stepped-coupon zero % (10 3/4s, 11/1/02), 2007
                       (Canada) (STP)                                                                               56,350
            390,000  MetroNet Communications Corp. 144A sr. notes 10 5/8s,
                       2008 (Canada)                                                                               454,350
            510,000  MetroNet Communications Corp. sr. disc. stepped-coupon
                       notes zero % (9.95s, 6/15/03), 2008 (Canada) (STP)                                          393,975
            390,000  Microcell Telecommunications sr. disc. notes stepped-coupon
                        Ser. B, zero % (14s, 12/1/01), 2006 (Canada) (STP)                                         317,850
             30,000  Netia Holdings B.V. 144A company guaranty
                       stepped-coupon zero % (11 1/4s, 11/1/01),
                       2007 (Poland) (STP)                                                                          19,350
            250,000  Netia Holdings B.V. 144A company guaranty 10 1/4s, 2007
                       (Poland)                                                                                    231,250
            375,000  NorthEast Optic Network, Inc. sr. notes 12 3/4s, 2008                                         390,000
            480,000  Pathnet, Inc. sr. notes 12 1/4s, 2008                                                         259,200
            675,000  Qwest Communications International, Inc. sr. disc. notes
                       stepped-coupon zero % (9.47s, 10/15/02), 2007 (STP)                                         534,938
            290,000  Rhythms Netconnections, Inc. sr. disc. notes stepped-coupon
                       Ser. B, zero % (13 1/2s, 5/15/03), 2008 (STP)                                               159,500
            828,000  Rogers Cantel, Inc. sr. sub. notes 8.8s, 2007 (Canada)                                        865,260
            140,000  Startec Global Communications Corp. sr. notes 12s, 2008                                       126,700
            300,000  Telecommunications Techniques, Inc. company guaranty
                       9 3/4s, 2008                                                                                303,000
            100,000  Telehub Communications Corp. company guaranty
                       stepped-coupon zero % (13 7/8s, 7/31/02), 2005 (STP)                                         60,000
            280,000  Teligent, Inc. sr. notes 11 1/2s, 2007                                                        266,000
            260,000  Teligent, Inc. sr. disc. notes stepped-coupon Ser. B, zero %
                       (11 1/2s, 3/1/03), 2008 (STP)                                                               136,500
            660,000  Time Warner Telecom Inc. sr. notes 9 3/4s, 2008                                               706,200
            550,000  WinStar Communications, Inc. sr. sub. notes stepped-coupon
                       zero % (15s, 3/1/02), 2007 (STP)                                                            467,500
            100,000  WinStar Communications. Inc. sr. sub. notes 11s, 2008                                          58,000
             70,000  Versatel Telecom B.V. sr. notes 13 1/4s, 2008 (Netherlands)                                    73,675
            135,000  Versatel Telecom B.V. sr. notes 13 1/4s, 2008 (Netherlands)                                   142,088
                                                                                                            --------------
                                                                                                                16,857,978

Telephone Services (2.2%)
--------------------------------------------------------------------------------------------------------------------------
             80,000  Allegiance Telecom, Inc. sr. notes 12 7/8s, 2008                                               88,600
            385,000  Allegiance Telecom, Inc. sr. disc. notes stepped-coupon
                       Ser. B, zero % (11 3/4s, 2/15/03), 2008 (STP)                                               239,663
            470,000  BTI Telecom Corp. sr. notes 10 1/2s, 2007                                                     427,700
            470,000  Call-Net Enterprises, Inc. sr. disc. notes stepped-coupon zero %
                       (8.94s, 8/15/03), 2008 (Canada) (STP)                                                       310,200
            190,000  Call-Net Enterprises, Inc. sr. notes 8s, 2008 (Canada)                                        188,100
            310,000  E. Spire Communications, Inc. sr. disc. notes stepped-coupon
                       zero % (12 3/4s, 4/1/01), 2006 (STP)                                                        206,150
             90,000  Facilicom International sr. notes Ser. B, 10 1/2s, 2008                                        69,525
            110,000  Globo Communicacoes 144A sr. notes 10 5/8s, 2008 (Brazil)                                      70,400
             85,000  Globo Communicacoes 144A company guaranty 10 1/2s, 2006
                       (Brazil)                                                                                     55,250
             75,000  ITC Deltacom, Inc. sr. notes 11s, 2007                                                         82,594
            100,000  Long Distance International, Inc. sr. notes 12 1/4s, 2008                                      70,000
            420,000  McLeodUSA, Inc. 144A sr. notes 8 1/8s, 2009                                                   418,950
            500,000  McLeodUSA, Inc. sr. disc. notes stepped-coupon zero %
                       (10 1/2s, 3/1/02), 2007 (STP)                                                               401,250
             70,000  OnePoint Communications, Corp. 144A sr. notes 14 1/2s, 2008                                    36,400
            120,000  Primus Telecommunications Group, Inc. sr. notes Ser. B,
                       9 7/8s, 2008                                                                                115,800
             70,000  RCN Corp. sr. disc. notes stepped-coupon zero %
                       (11 1/8s, 10/15/02), 2007 (STP)                                                              47,250
            526,000  RSL Communications, Ltd. company guaranty 12 1/4s, 2006                                       574,655
            150,000  RSL Communications, Ltd. 144A 10 1/2s, 2008                                                   159,000
             40,000  RSL Communications, Ltd. company guaranty, stepped-coupon
                       zero % (10 1/8s, 3/1/03), 2008 (STP)                                                         26,400
             90,000  RSL Communications, Ltd. company guaranty 9 1/8s, 2008                                         89,550
            230,000  Sprint Spectrum L.P. sr. disc. notes stepped-coupon zero %
                       (12 1/2s, 8/15/01), 2006 (STP)                                                              204,700
             70,000  Sprint Spectrum L.P. sr. notes 11s, 2006                                                       81,999
             60,000  Transtel S.A. 144A pass-through certificates 12 1/2s, 2007
                       (Colombia)                                                                                   25,200
            100,000  US Xchange LLC sr. notes 15s, 2008                                                            108,000
            500,000  Viatel, Inc. sr. notes 11 1/4s, 2008                                                          512,500
                                                                                                            --------------
                                                                                                                 4,609,836

Textiles (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            260,000  Galey & Lord Inc. company guaranty 9 1/8s, 2008                                               202,800
            100,000  Polymer Group, Inc. company guaranty Ser. B, 9s, 2007                                         102,250
             90,000  Polymer Group, Inc. company guaranty Ser. B, 8 3/4s, 2008                                      91,125
                                                                                                            --------------
                                                                                                                   396,175

Tobacco (--%)
--------------------------------------------------------------------------------------------------------------------------
             80,000  Philip Morris Cos., Inc. notes 7 1/2s, 2002                                                    82,973

Transportation (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            150,000  Eletson Holdings, Inc. 1st pfd. mtge. notes 9 1/4s, 2003 (Greece)                             144,000
            120,000  Kitty Hawk, Inc. company guaranty 9.95s, 2004                                                 120,900
                                                                                                            --------------
                                                                                                                   264,900

Wireless Communications (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            120,000  Clearnet Communications, Inc. sr. disc. notes stepped-coupon
                       zero % (14 3/4s, 12/15/00), 2005 (STP)                                                      109,950
            140,000  Orbital Imaging Corp. sr. notes Ser. B, 11 5/8s, 2005                                         140,000
             60,000  Paging Network Do Brasil sr. notes 13 1/2s, 2005 (Brazil)                                      25,200
             70,000  Telesystem International Wireless Inc. sr. disc. notes stepped-coupon Ser. C, zero %, (10 1/2s, 11/1/02), 2007
                       (Canada) (STP)                                                                               33,775
                                                                                                            --------------
                                                                                                                   308,925
                                                                                                            --------------
                     Total Corporate Bonds and Notes (cost $103,127,591)                                    $   96,065,971

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (21.6%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE

U.S. Government Agency Obligations (12.8%)
--------------------------------------------------------------------------------------------------------------------------
                     Federal National Mortgage Association
                       Pass-through Certificates
     $      391,446    7s, Dwarf, May 1, 2011                                                               $      399,885
         14,443,041    6 1/2s, with due dates from January 1, 2028
                       to February 15, 2029                                                                     14,375,303
             46,610    6 1/2s, Dwarf, July 1, 2013                                                                  47,032
          1,514,433    6s, Dwarf, July 1, 2013                                                                   1,503,074
                     Government National Mortgage Association
                       Pass-through Certificates
          1,736,750    8s, with due dates from September 15, 2026
                       to November 15, 2027                                                                      1,809,468
          2,178,703    7 1/2s, with due dates from October 15, 2022
                       to October 15, 2027                                                                       2,247,230
          3,559,867    7s, with due dates from December 15, 2022
                       to May 15, 2028                                                                           3,617,831
          3,314,598    6 1/2s, with due dates from January 15, 2028
                       to March 15, 2029                                                                         3,300,080
                                                                                                            --------------
                                                                                                                27,299,903

U.S. Treasury Obligations (8.8%)
--------------------------------------------------------------------------------------------------------------------------
                     U.S. Treasury Bonds
          1,475,000    6 1/8s, November 15, 2027 (SEG)                                                           1,530,770
          3,840,000    5 1/2s, August 15, 2028                                                                   3,674,995
          3,120,000    5 1/4s, February 15, 2029                                                                 2,949,367
          1,565,000    5 1/4s, November 15, 2028                                                                 1,459,613
                     U.S. Treasury Notes
             90,000    5 1/2s, March 31, 2003                                                                       90,942
            755,000    5s, February 28, 2001                                                                       755,121
          5,762,000    4 3/4s, November 15, 2008                                                                 5,550,419
          2,000,000    4 3/4s, February 15, 2004                                                                 1,969,380
          2,915,000  U.S. Treasury Interest Strip zero %,
                       November 15, 2019                                                                           841,765
                                                                                                            --------------
                                                                                                                18,822,372
                                                                                                            --------------
                     Total U.S. Government and Agency Obligations
                       (cost $46,985,042)                                                                   $   46,122,275

COLLATERALIZED MORTGAGE OBLIGATIONS (9.4%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
GBP         750,000  Blackstone Hotel Acquistion Co. sr. mtge.
                       loan FRN 3.3449s, 2003                                                               $    1,204,093
                     Commercial Mortgage Acceptance Corp.
$           405,000    Ser. 97-ML1, Class D, 7.055s, 2030                                                          396,773
            630,000    Ser. 98-C2, Class D, 6.944s, 2009                                                           601,453
            480,000  Countrywide Home Loans Ser. 98-3, Class A5, 6.75s, 2028                                       475,800
            420,000  Countrywide Mortgage Backed Securities, Inc. Ser. 93-C,
                       Class A8, 6 1/2s, 2024                                                                      410,878
                     Criimi Mae Commercial Mortgage Trust
          1,365,000    Ser. 98-C1, Class A2, 7s, 2011                                                            1,245,563
            590,000    Ser. 98-C1, Class B, 7s, 2011                                                               476,425
          6,070,051  Deutsche Mortgage & Asset Receiving Corp. Ser. 98-C1,
                       Class X, Interest Only (IO), 1.232s, 2031                                                   361,595
          1,451,777  Fannie Mae Ser. 99-7, Class CZ, 6.5s, 2029                                                  1,349,812
                     Fannie Mae Strip
          5,820,000    Ser. 97-57, Class PT, IO, 8s, 2024                                                          722,044
          2,751,862    Ser. 281, Class 2, IO, 9s, 2026                                                             613,149
          1,568,811    Ser. 299, Class 2, IO, 6.5s, 2028                                                           417,206
                     Freddie Mac
            200,000    Ser. 2040, Class PE, 7.5s, 2028                                                             211,618
            115,000    Ser. 1439, Class I, 7.5s, 2022                                                              119,672
                     Freddie Mac Strip
              1,669    Ser. 1208, Class G, IO, 7.5s, 2022                                                           37,129
          3,068,319    Ser. 80, IO, 7.5s, 2027                                                                     686,536
          1,187,271    Ser. 188, IO, 7.5s, 2027                                                                    243,019
          4,278,385    Ser. 2019, IO, 7s, 2027                                                                   1,070,933
          1,897,819    Ser. 200, IO, 6.5s, 2029                                                                    556,891
            403,497    Ser. 199, IO, 6.5s, 2028                                                                    112,349
            553,616    Ser. 1208, Class F, Principle Only, zero %, 2022                                            461,578
                     First Union-Lehman Brothers Commercial Mortgage Co.
            475,000    Ser. 97-C2, Class D, 7.12s, 2012                                                            450,897
            580,000    Ser. 98-C2, Class D, 6.778s, 2013                                                           533,305
          5,642,253    Ser. 97-C2, IO, 1.534s, 2027                                                                446,972
         13,628,374    Ser. 98-C2, IO, 0.805s, 2028                                                                540,876
            285,000  GE Capital Mortgage Services, Inc. Ser. 98-11, Class 2A4,
                       6 3/4s, 2028                                                                                284,364
                     GMAC Commercial Mortgage Securities Inc.
          1,795,000    Ser. 98-C2, Class D, 6 1/2s, 2031                                                         1,673,908
          9,410,218    Ser. 98-C2, Class X, IO, 0.821s, 2031                                                       392,950
            185,000  Government National Mortgage Association Ser. 97-8,
                       Class PE, 7.5s, 2027                                                                        189,972
            255,000  GS Mortgage Securities Corp. II Ser. 98-GLII, Class D,
                       7.190s, 2031                                                                                245,517
                     Merrill Lynch Mortgage Investors, Inc.
            210,000    Ser. 1995-C3, Class D, 7.779s, 2025                                                         212,855
            111,000    Ser. 98-C2, Class D, 7.114s, 2030                                                           107,254
          5,551,649    Ser. 98-C2, IO, 1.609s, 2030                                                                427,199
                     Morgan Stanley Capital I
            150,000    Ser. 98-WF1, Class D, 7.12s, 2008                                                           146,988
            145,000    Ser. 98-XL1, Class E, 6.989s, 2030                                                          141,375
          5,752,725    Ser. 1998-HF1, Class X, IO, 1.204s, 2018                                                    328,984
                     Mortgage Capital Funding, Inc.
            100,000    Ser. 98-MC1, Class A2, 6.663s, 2008                                                         102,063
          2,366,988    Ser. 97-MC2, Class X, IO, 1.583s, 2012                                                      176,693
          6,609,890    Ser. 98-MC1, Class X, IO, 0.860s, 2009                                                      270,592
            297,992  PNC Mortgage Securities Corp. Ser. 97-6, Class A2, 6.6s, 2027                                 299,855
             96,950  Prudential Home Mortgage Securities Ser. 93-57,
                       Class A4, 5.9s, 2023                                                                         97,172
             93,688  Rural Housing Trust Ser. 87-1, Class D, 6.33s, 2026                                            93,535
            512,001  Structured Asset Security Corp. 98-RF2, 8.58s, 2028                                           545,521
          3,072,480  Structured Asset Security Corp. 98-RF3, IO 6.1s, 2028                                         627,938
                                                                                                            --------------
                     Total Collateralized Mortgage Obligations
                       (cost $20,473,995)                                                                   $   20,111,301

FOREIGN GOVERNMENT BONDS AND NOTES (9.1%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
CAD       1,290,000  Canada (Government of) bonds Ser. WB60,
                       7 1/4s, 2007                                                                         $      978,895
USD       2,265,000  Colombia (Republic of) bonds 8 5/8s, 2008                                                   2,010,188
EUR         432,040  France (Government of) deb. 6s, 2025                                                          532,252
EUR       1,210,750  France (Government of) bonds 5 1/2s, 2007                                                   1,442,124
EUR         398,808  Germany (Federal Republic of) bonds Ser. 97,
                       6 1/2s, 2027                                                                                524,322
EUR         265,975  Italy (Government of) bonds 7 1/4s, 2026                                                      371,843
USD       1,450,000  Korea (Republic of) unsub. 8 7/8s, 2008                                                     1,547,875
EUR         556,929  Netherlands (Government of) bonds Ser. 2,
                       8 1/4s, 2002                                                                                689,402
EUR       1,138,988  Netherlands (Government of) bonds 7 1/4s, 2004                                              1,447,255
EUR         442,435  Netherlands (Government of) bonds 5 1/2s, 2028                                                511,051
EUR         334,343  Spain (Government of) bonds 6s, 2029                                                          405,604
SEK       3,200,000  Sweden (Government of) bonds Ser. 1035, 6 3/4s, 2014                                          469,303
SEK       2,800,000  Sweden (Government of) bonds Ser. 1041, 6s, 2005                                              377,126
RUB       5,160,000  U.S. Dollar GKO Pass Through Structured Note
                       (Issued by Deutsche Bank. The principal USD
                       is linked to the bid price for the Russian Treasury
                       Bill at maturity, and the change in the spot rate
                       of the Russian Ruble from issue date), zero %, 1999
                       (in default) (NON)                                                                            6,223
GBP       3,695,000  United Kingdom Treasury bonds 8s, 2000                                                      6,264,126
GBP         645,000  United Kingdom Treasury bonds Ser. 85, 9 3/4s, 2002                                         1,200,008
USD       1,080,000  Venezuela (Government of) deb. Ser. W-A,
                       6 3/4s, 2020                                                                                745,200
                                                                                                            --------------
                     Total Foreign Government Bonds and Notes
                       (cost $21,064,920)                                                                   $   19,522,797

BRADY BONDS (5.6%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
     $    4,820,000  Brazil (Government of) disc. bonds FRB 5.875s, 2024                                    $    3,006,716
          4,920,000  Bulgaria (Government of) Ser. A, FRB 5.875s, 2024                                           3,296,400
FRF         870,000  Ivory Coast -- FLIRB collateralized FRB 2s, 2018                                               34,932
FRF         848,250  Ivory Coast -- PDI bonds FRB 1.9s, 2018                                                        40,314
     $      780,000  United Mexican States 9 3/4s, 2005                                                            780,780
          6,255,000  United Mexican States SEC. Ser. B, 6 1/4s, 2019                                             4,910,175
                                                                                                            --------------
                     Total Brady Bonds (cost $11,951,313)                                                   $   12,069,317

PREFERRED STOCKS (2.8%) (a)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
                600  Adelphia Communications Corp. Ser. B, $13.00 cum. pfd.                                 $       69,300
              2,659  AmeriKing, Inc. $3.25 pfd. (PIK)                                                               69,134
                776  Capstar Broadcasting Inc. 144A $12.00 pfd. (PIK)                                               93,896
                990  Capstar Communications, Inc. Ser. E, $12.625 cum. pfd. (PIK)                                  121,770
             11,880  CGA Group Ltd. 144A Ser. A, $13.75 pfd. (PIK)                                                 332,640
              2,575  Chevy Chase Capital Corp. Ser. A, $5.188 pfd. (PIK)                                           140,338
              1,392  Citadel Broadcasting Inc. 144A $13.25 cum. pfd. (PIK)                                         164,604
                 98  Concentric Network Corp. Ser. B, 13.50% pfd. (PIK)                                            105,840
              4,177  CSC Holdings, Inc. Ser. M, $11.125 cum. pfd. (PIK)                                            488,709
              3,500  Diva Systems Corp. Ser. C, $6.00 pfd.                                                          21,000
             18,000  Diva Systems Corp. Ser. D, $6.00 pfd.                                                         108,000
                189  Dobson Communications Corp. 144A 12.25% pfd. (PIK)                                            168,210
            360,000  Fresenius Medical Capital Trust I company guaranty Ser. D,
                       $9.00 pfd. (Germany)                                                                        374,400
            190,000  Fresenius Medical Capital Trust II company guaranty,
                       $7.875 pfd. (Germany)                                                                       186,913
              4,830  Global Crossing Holdings 144A $10.50 pfd.                                                     556,658
                400  Granite Broadcasting 144A 12.75% pfd. (PIK)                                                   408,000
                327  ICG Holdings, Inc. 14.25% pfd. (Canada)                                                       348,255
                481  Intermedia Communication Ser. B, 13.50% pfd. (PIK)                                            514,670
                236  IXC Communications, Inc. 12.50% pfd. (PIK)                                                    259,600
              1,336  Nebco Evans Holding Co. 144A $11.25 pfd. (PIK)                                                 46,760
                192  NEXTEL Communications, Inc. Ser. D, 13.00% cum. pfd. (PIK)                                    215,040
              3,083  Nextlink Communications, Inc. 144A $7.00 cum. pfd. (PIK)                                      164,941
                 29  Paxson Communications Corp. 13.25% cum. pfd. (PIK)                                            242,150
              3,750  Public Service Co. of New Hampshire $2.65 1st mtge. pfd.                                       97,500
                350  Spanish Broadcasting Systems 14.25% cum. pfd. (PIK)                                           374,500
             24,578  TCR Holding Corp. Class. E, zero % pfd.                                                         1,548
                260  Viatel, Inc. Ser. A, $10.00 cv. pfd. (PIK)                                                     37,700
                165  Webster Financial 7.375% pfd.                                                                 157,369
                200  WinStar Communications, Inc. 144A 14.25% cum. pfd. (PIK)                                      160,000
                                                                                                            --------------
                     Total Preferred Stocks (cost $5,976,759)                                               $    6,029,445

ASSET-BACKED SECURITIES (1.3%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
     $       50,000  Capita Equipment Receivables Trust Ser. 96-1, Class A4,
                       6.28s, 2000                                                                          $       50,141
             70,000  Contimortgage Home Equity Loan Trust Ser. 97-1, Class M2,
                       7.67s, 2028                                                                                  69,059
            546,747  First Plus Ser. 98-A Class A, 8 1/2s, 2023                                                    541,792
            135,837  Green Tree Recreational Equipment & Cons. Ser. 97-B, Class A1,
                       6.55s, 2028                                                                                 137,403
          2,065,000  Provident Bank Home Equity Loan Trust 5.08s, 2029                                           2,065,000
                                                                                                            --------------
                     Total Asset-Backed Securities (cost $2,863,121)                                        $    2,863,395

CONVERTIBLE BONDS AND NOTES (0.5%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
     $      485,000  Argosy Gaming cv. sub. notes 12s, 2001                                                 $      489,244
            150,000  Corporate Express, Inc. cv. notes 4 1/2s, 2000                                                135,188
              4,000  GST Telecommunications, Inc. cv. sr. disc. notes stepped-coupon
                       zero % (13 7/8s, 12/15/00), 2005 (STP)                                                        4,360
            150,000  HEALTHSOUTH Corp. cv. sub. deb. 3 1/4s, 2003                                                  122,063
            160,000  Integrated Device Technology, Inc. cv. sub. notes 5 1/2s, 2002                                113,400
            150,000  WinStar Communications. Inc. 144A cv. sr. disc. notes 14s, 2005                               240,000
                                                                                                            --------------
                     Total Convertible Bonds and Notes (cost $949,451)                                      $    1,104,255

UNITS (0.5%) (a)
NUMBER OF UNITS                 VALUE
--------------------------------------------------------------------------------------------------------------------------
                350  Australis Media, Ltd. units stepped-coupon zero %
                       (15 3/4s, 5/15/00), 2003 (in default) (Australia) (STP) (NON)                        $        3,500
                400  Decrane Aircraft 144A units 12s, 2008                                                         404,000
                270  Carrier1 International S.A. units 13 1/4s, 2009                                               282,801
                220  Pegasus Shipping 144A units company guaranty
                       stepped-coupon zero % (14 1/2s. 6/20/03), 2008
                       (Bermuda) (STP)                                                                              88,000
                225  XCL Ltd. units sr. sec. notes 13 1/2s, 2004                                                   184,500
              2,000  XCL Ltd. 144A units cum. cv. pfd. , 9.5s, 2006 (PIK)                                           88,000
                                                                                                            --------------
                     Total Units (cost $1,541,399)                                                          $    1,050,801

WARRANTS (0.1%) (a) (NON)                                                                       EXPIRATION
NUMBER OF WARRANTS                                                                              DATE                 VALUE
--------------------------------------------------------------------------------------------------------------------------
                315  Allegiance Telecom, Inc.                                                   2/3/08      $       10,080
                130  Bestel S.A. de C.V. (Mexico)                                               5/15/05                130
                120  Birch Telecommunications, Inc. 144A                                        6/15/08                600
                615  Cellnet Data Systems, Inc.                                                 9/15/07             12,300
             11,800  CGA Group Ltd. 144A                                                        1/1/04                 236
                720  Club Regina, Inc. 144A                                                     4/15/06                720
                 90  Colt Telecommunications Group PLC                                          12/31/06            47,250
                 40  Concentric Network Corp.                                                   12/15/07            12,000
              1,620  Consorcio Ecuatoriano 144A (Ecuador)                                       10/1/00                405
              1,299  Diva Systems Corp.                                                         3/1/08              16,887
                 35  Diva Systems Corp.                                                         5/15/06              8,470
              7,230  DTI Holdings Inc.                                                          3/1/08                  72
                120  Epic Resorts                                                               6/15/05                  1
                 85  Esat Holdings, Inc. (Ireland)                                              2/1/07               6,163
                520  Firstworld Communication                                                   4/15/08              5,200
                120  Globalstar Telecommunications                                              2/15/04              5,400
                400  Hyperion Telecommunications 144A                                           4/15/01             20,580
                110  Interact Systems, Inc.                                                     8/1/03                   1
                 25  Intermedia Communications                                                  6/1/00               2,256
              1,100  Iridium World Com 144A                                                     7/15/05             22,000
                280  KMC Telecom Holdings, Inc.                                                 4/15/08                700
                290  Knology Holdings, Inc. 144A                                                10/15/07               435
                100  Long Distance International, Inc. 144A                                     4/13/08                250
                160  McCaw International Ltd.                                                   4/15/07                640
                145  Mediq, Inc. 144A                                                           6/1/09                   1
                 70  OnePoint Communications Corp.                                              6/1/08                  70
                140  Orbital Imaging Corp. 144A                                                 3/1/05               5,600
                160  Orion Network Systems                                                      1/15/07              1,840
                480  Pathnet, Inc. 144A                                                         4/15/08              4,800
                320  Paxson Communications Corp. 144A                                           6/30/03                  3
              1,400  Rhythms Netcon 144A                                                        5/15/08             56,000
                100  Spanish Broadcasting Systems 144A                                          6/30/99             20,500
                140  STARTEC Global Communications Corp.                                        5/15/08                140
                 45  Sterling Chemicals Holdings                                                8/15/08                900
                100  Telehub Communications Corp.                                               7/31/05                100
                395  UIH Australia/Pacific, Inc. 144A                                           5/15/06                395
                205  Versatel 144A (Netherlands)                                                5/15/08             14,350
                                                                                                            --------------
                     Total Warrants (cost $402,578)                                                         $      277,475

CONVERTIBLE PREFERRED STOCKS (0.1%) (a)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
              1,000  Chancellor Media Corp. $3.00 cv. cum. pfd.                                             $       95,625
                870  Chesapeake Energy Corp. $3.50 cv. cum. pfd.                                                    11,094
                 10  Paxson Communications Corp. 144A $9.75 cv. pfd. (PIK)                                          96,000
                225  XCL Ltd 144A Ser. A, $9.50 cv. cum. pfd. (PIK)                                                  9,900
                                                                                                            --------------
                     Total Convertible Preferred Stocks (cost $275,542)                                     $      212,619

COMMON STOCKS (0.1%) (a)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
                 50  AmeriKing, Inc. (NON)                                                                  $        2,000
             69,918  Celcaribe S.A. 144A (NON)                                                                     174,795
              1,024  Fitzgerald Gaming Corp. (NON)                                                                     512
              1,213  Hedstrom Holdings, Inc. 144A (NON)                                                              1,213
                 73  Mothers Work, Inc. (NON)                                                                          767
                 60  Paging Do Brazil Holdings Co., LLC 144A Class B, (Brazil) (NON)                                     1
                715  RSL Communications, Ltd. Class A (NON)                                                         25,695
                                                                                                            --------------
                     Total Common Stocks (cost $12,425)                                                     $      204,983
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $215,624,136) (b)                                              $  205,634,634
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $213,876,730.

  (b) The aggregate identified cost on a tax basis is $215,688,422, resulting in gross unrealized appreciation and depreciation of $4,886,393 and $14,940,181, respectively, or net unrealized depreciation of $10,053,788.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(SEG) A portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at March 31, 1999.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities
      Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities on deposit with a domestic custodian bank.

      FLIRB represents Front Loaded Interest Reduction Bond.

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates shown at March 31, 1999, which are subject to change based on the terms of the security.

      Distribution of investments by country of issue at March 31, 1999 (as percentage of Market Value):

          Brazil            1.6%
          Bulgaria          1.6
          Canada            2.5
          Colombia          1.3
          France            1.0
          Mexico            3.2
          Netherlands       1.6
          United Kingdom    4.3
          United States    78.8
          Other             4.1
                         ------
          Total           100.0%

-------------------------------------------------------------------------------
Forward Currency Contracts to Buy at March 31, 1999
(aggregate face value $15,612,796)
                                                                    Unrealized
                                      Aggregate Face     Delivery  Appreciation/
                        Market Value      Value            Date   (Depreciation)
-------------------------------------------------------------------------------
Australian Dollars       $1,009,793    $1,009,364        6/16/99    $     429
Danish Krone              1,014,128     1,030,442        6/16/99      (16,314)
Euro Dollars              7,033,552     7,147,681        6/16/99     (114,129)
Japanese Yen              4,321,505     4,178,441        6/16/99      143,064
Swedish Krona             2,210,862     2,246,868        6/16/99      (36,006)
-------------------------------------------------------------------------------
                                                                    $ (22,956)
-------------------------------------------------------------------------------
Forward Currency Contracts to Sell at March 31, 1999
(aggregate face value $26,231,866)
                                                                    Unrealized
                            Market    Aggregate Face     Delivery  Appreciation/
                            Value         Value            Date   (Depreciation)
-------------------------------------------------------------------------------
British Pounds          $ 8,802,872   $ 8,803,726        6/16/99     $    854
Canadian Dollar           1,003,741       993,682        6/16/99      (10,059)
Euro Dollars             13,120,015    13,331,780        6/16/99      211,765
Japanese Yen              3,211,748     3,102,678        6/16/99     (109,070)
-------------------------------------------------------------------------------
                                                                     $ 93,490
-------------------------------------------------------------------------------
Futures Contracts Outstanding at March 31, 1999
                                      Aggregate Face   Expiration   Unrealized
                        Total Value       Value           Date     Depreciation
-------------------------------------------------------------------------------
U.S. Treasury Note
10yr (Long)              $  688,125    $  698,852        June-99    $ (10,727)
U.S. Treasury Bond
20yr (Long)              20,375,063    20,789,732        June-99     (414,669)
-------------------------------------------------------------------------------
                                                                    $(425,396)
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
March 31, 1999
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $215,624,136) (Note 1)        $205,634,634
-----------------------------------------------------------------------------------------------
Cash                                                                                    629,290
-----------------------------------------------------------------------------------------------
Dividends, interest, and other receivables                                            3,817,326
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                1,353,139
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                        7,617,558
-----------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                          361,043
-----------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts                                          5,660
-----------------------------------------------------------------------------------------------
Unamortized organization expenses (Note 1)                                               20,144
-----------------------------------------------------------------------------------------------
Total assets                                                                        219,438,794
Liabilities
-----------------------------------------------------------------------------------------------
Payable for variation margin                                                             91,469
-----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                   316,054
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                      3,841,161
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                              358,790
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                            363,708
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                               49,658
-----------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                            8,073
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              1,617
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                  164,510
-----------------------------------------------------------------------------------------------
Payable for open forward currency contracts                                             290,509
-----------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                            29,318
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                   47,197
-----------------------------------------------------------------------------------------------
Total liabilities                                                                     5,562,064
-----------------------------------------------------------------------------------------------
Net assets                                                                         $213,876,730
Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                    $231,857,361
-----------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                              (466,760)
-----------------------------------------------------------------------------------------------
Distributions in excess of net realized gain on investments
and foreign currency transactions (Note 1)                                           (7,154,260)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                                   (10,359,611)
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding          $213,876,730
Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($78,483,787 divided by 10,266,362 shares)                                                $7.64
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $7.64)*                                    $8.02
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($124,434,303 divided by 16,268,300 shares)**                                             $7.65
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($1,957,419 divided by 255,670 shares)**                                                  $7.66
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($9,001,221 divided by 1,178,055 shares)                                                  $7.64
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $7.64)*                                    $7.90
-----------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended March 31, 1999
Investment income:
-----------------------------------------------------------------------------------------------
Interest income (net of foreign tax of $12,373)                                    $ 15,368,044
-----------------------------------------------------------------------------------------------
Dividends                                                                               706,903
-----------------------------------------------------------------------------------------------
Total investment income                                                              16,074,947

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                      1,292,627
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                          396,745
-----------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                       14,169
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                          6,587
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                   175,624
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                 1,066,874
-----------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                     1,594
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                    45,627
-----------------------------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                                           14,181
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  43,168
-----------------------------------------------------------------------------------------------
Registration fees                                                                        25,462
-----------------------------------------------------------------------------------------------
Auditing                                                                                 75,748
-----------------------------------------------------------------------------------------------
Legal                                                                                    16,569
-----------------------------------------------------------------------------------------------
Postage                                                                                  16,315
-----------------------------------------------------------------------------------------------
Other                                                                                    53,275
-----------------------------------------------------------------------------------------------
Total expenses                                                                        3,244,565
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                              (20,306)
-----------------------------------------------------------------------------------------------
Net expenses                                                                          3,224,259
-----------------------------------------------------------------------------------------------
Net investment income                                                                12,850,688
-----------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                     (6,899,898)
-----------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                            (608,942)
-----------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Notes 1 and 3)                                  420,734
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the year                                                      321,139
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures during the year              (14,407,628)
-----------------------------------------------------------------------------------------------
Net loss on investments                                                             (21,174,595)
-----------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                               $ (8,323,907)
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                      Year ended March 31
                                                                                -------------------------------
                                                                                           1999            1998
---------------------------------------------------------------------------------------------------------------
Increase in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                              $ 12,850,688    $  9,271,377
---------------------------------------------------------------------------------------------------------------
Net realized loss on investments and
foreign currency transactions                                                        (7,088,106)       (161,453)
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments
and asset and liabilities in foreign currencies                                     (14,086,489)      5,460,100
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                                      (8,323,907)     14,570,024
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                          (5,128,659)     (3,306,248)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                          (7,008,305)     (4,296,155)
---------------------------------------------------------------------------------------------------------------
    Class C                                                                              (6,333)             --
---------------------------------------------------------------------------------------------------------------
    Class M                                                                            (646,669)       (524,449)
---------------------------------------------------------------------------------------------------------------
  In excess of net investment income
    Class A                                                                                  --         (32,083)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                                  --         (41,689)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                                  --          (5,089)
---------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
    Class A                                                                            (172,254)       (199,916)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                            (272,107)       (293,062)
---------------------------------------------------------------------------------------------------------------
    Class C                                                                              (4,122)             --
---------------------------------------------------------------------------------------------------------------
    Class M                                                                             (19,980)        (33,891)
---------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on investments
    Class A                                                                                  --        (332,120)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                                  --        (486,866)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                                  --         (56,304)
---------------------------------------------------------------------------------------------------------------
From return of capital
    Class A                                                                            (685,978)             --
---------------------------------------------------------------------------------------------------------------
    Class B                                                                            (937,771)             --
---------------------------------------------------------------------------------------------------------------
    Class C                                                                                (888)             --
---------------------------------------------------------------------------------------------------------------
    Class M                                                                             (86,477)             --
---------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                    86,003,857      44,172,882
---------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                         62,710,407      49,135,034

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                   151,166,323     102,031,289
---------------------------------------------------------------------------------------------------------------
End of year (including distributions in excess of net investment
income of $466,760 and $1,544,547, respectively)                                   $213,876,730    $151,166,323
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   For the period
Per-share                                                                                                          Feb. 26, 1996+
operating performance                                                        Year ended March 31                    to March 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1999             1998             1997             1996
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                  $8.70            $8.34            $8.38            $8.50
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  .60(c)           .65(d)           .63(d)           .04(c)(d)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                            (.97)             .40             (.02)            (.13)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                 (.37)            1.05              .61             (.09)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                     (.59)            (.59)            (.63)            (.03)
------------------------------------------------------------------------------------------------------------------------------------
In excess of
net investment income                                                   --             (.01)              --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                        (.02)            (.03)            (.02)              --
------------------------------------------------------------------------------------------------------------------------------------
In excess of
net realized gain on investments                                        --             (.06)              --               --
------------------------------------------------------------------------------------------------------------------------------------
From return of capital                                                (.08)              --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.69)            (.69)            (.65)            (.03)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                        $7.64            $8.70            $8.34            $8.38
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                               (4.33)           13.05             7.36            (1.41)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                     $78,484          $57,016          $39,178           $3,799
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                             1.31             1.26(d)          1.25(d)           .13*(d)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                             7.43             7.82(d)          7.74(d)           .50*(d)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                              204.50           211.24           169.27            18.98*
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outsanding during the period.

(d) Reflects an expense limitaton in effect during the period (Note 2).  As a result of such limitation, expenses of the fund reflect a reduction of approximately $0.01, $0.01, and $0.02 per share class for the year ended March 31, 1998, the year ended March 31, 1997, and the period February 26, 1996 (commencement of operations) to March 31, 1996, respectively.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   For the period
Per-share                                                                                                          Feb. 26, 1996+
operating performance                                                         Year ended March 31                   to March 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1999             1998             1997             1996
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                  $8.70            $8.34            $8.38            $8.50
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  .53(c)           .59(d)           .57(d)           .03(c)(d)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                            (.95)             .40             (.03)            (.12)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                 (.42)             .99              .54             (.09)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                     (.54)            (.53)            (.56)            (.03)
------------------------------------------------------------------------------------------------------------------------------------
In excess of
net investment income                                                   --             (.01)              --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                        (.02)            (.03)            (.02)              --
------------------------------------------------------------------------------------------------------------------------------------
In excess of
net realized gain on investments                                        --             (.06)              --               --
------------------------------------------------------------------------------------------------------------------------------------
From return of capital                                                (.07)              --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.63)            (.63)            (.58)            (.03)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                        $7.65            $8.70            $8.34            $8.38
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                               (4.93)           12.20             6.56            (1.41)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                    $124,434          $85,379          $57,052           $5,048
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                             2.06             2.01(d)          2.00(d)           .20*(d)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                             6.67             7.07(d)          6.99(d)           .44*(d)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                              204.50           211.24           169.27            18.98*
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outsanding during the period.

(d) Reflects an expense limitaton in effect during the period (Note 2).  As a result of such limitation, expenses of the fund reflect a reduction of approximately $0.01, $0.01, and $0.02 per share class for the year ended March 31, 1998, the year ended March 31, 1997, and the period February 26, 1996 (commencement of operations) to March 31, 1996, respectively.




Financial highlights
(For a share outstanding throughout the period)

CLASS C
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   For the period
Per-share                                                                                                           Feb. 1, 1999+
operating performance                                                                                               to March 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1999
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                                     $7.77
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment loss (c)                                                                                                   .04
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                                                               (.05)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                                    (.01)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                                        (.07)
------------------------------------------------------------------------------------------------------------------------------------
In excess of
net investment income                                                                                                      --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                                                           (.02)
------------------------------------------------------------------------------------------------------------------------------------
In excess of
net realized gain on investments                                                                                           --
------------------------------------------------------------------------------------------------------------------------------------
From return of capital                                                                                                   (.01)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                                      (.10)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                                           $7.66
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                                                                                   (.12)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                                         $1,957
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                                                                 .33*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                                                                 .73*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                                 204.50*
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outsanding during the period.

(d) Reflects an expense limitaton in effect during the period (Note 2).  As a result of such limitation, expenses of the fund reflect a reduction of approximately $0.01, $0.01, and $0.02 per share class for the year ended March 31, 1998, the year ended March 31, 1997, and the period February 26, 1996 (commencement of operations) to March 31, 1996, respectively.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   For the period
Per-share                                                                                                          Feb. 26, 1996+
operating performance                                                        Year ended March 31                     to March 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1999             1998             1997             1996
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                  $8.70            $8.34            $8.38            $8.50
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  .58(c)           .64(d)           .61(d)           .04(c)(d)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                            (.97)             .39             (.03)            (.13)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                 (.39)            1.03              .58             (.09)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                     (.57)            (.57)            (.60)            (.03)
------------------------------------------------------------------------------------------------------------------------------------
In excess of
net investment income                                                   --             (.01)              --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                        (.02)            (.03)            (.02)              --
------------------------------------------------------------------------------------------------------------------------------------
In excess of
net realized gain on investments                                        --             (.06)              --               --
------------------------------------------------------------------------------------------------------------------------------------
Return of capital                                                     (.08)              --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.67)            (.67)            (.62)            (.03)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                        $7.64            $8.70            $8.34            $8.38
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                               (4.57)           12.76             7.09            (1.41)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                      $9,001           $8,771           $5,802             $482
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                             1.56             1.51(d)          1.50(d)           .14*(d)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                             7.20             7.57(d)          7.48(d)           .50*(d)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                              204.50           211.24           169.27            18.98*
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outsanding during the period.

(d) Reflects an expense limitaton in effect during the period (Note 2).  As a result of such limitation, expenses of the fund reflect a reduction of approximately $0.01, $0.01, and $0.02 per share class for the year ended March 31, 1998, the year ended March 31, 1997, and the period February 26, 1996 (commencement of operations) to March 31, 1996, respectively.




Notes to financial statements
March 31, 1999

Note 1
Significant accounting policies

Putnam Strategic Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management company. The fund seeks high current income consistent with the preservation of capital by investing its assets in debt securities of domestic or foreign issuers, including government and corporate obligations. The fund may also invest in preferred stocks, common stocks, and other equity securities, as well as in cash or money market instruments.

The fund offers class A, class B, class C and class M shares. The fund began offering class C shares on February 1, 1999. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for long-term corporate bonds and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Discounts on zero coupon bonds, original issue discount bonds, stepped-coupon bonds and payment in kind bonds are accreted according to the yield-to-maturity basis. Any premium resulting from the purchase of stepped-coupon securities is amortized on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 1.0% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

I) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended March 31, 1999, the fund had no borrowings against the line of credit.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At March 31, 1999, the fund had a capital loss carryover of approximately $3,976,000 available to offset future net capital gain, if any, which will expire on March 31, 2007.

K) Distributions to shareholders The fund declares a distribution each day based upon the projected net investment income, for a specified period, calculated as if earned pro-rata throughout the period on a daily basis. Such distributions are recorded daily and paid monthly. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, organization costs, defaulted bond interest, unrealized gains and losses on certain future contracts, paydown gains and losses on mortgage-backed securities, market discount, and interest in payment-in-kind securities. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended March 31, 1999, the fund reclassified $1,017,065 to decrease undistributed net investment income and $191,820 to increase paid-in-capital, with an increase to accumulated net realized gains and losses of $1,208,885. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

L) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $46,575. These expenses are being amortized on projected net asset levels over a five-year period.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended March 31, 1999, fund expenses were reduced by $20,306 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $610 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended March 31, 1999, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $129,371 and $8,471 from the sale of class A and class M shares, respectively and $280,523 and $13 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended March 31, 1999, Putnam Mutual Funds Corp., acting as underwriter received $3,006 on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended March 31, 1999, purchases and sales of investment securities other than U.S. government obligations and short-term investments aggregated $254,667,007 and $181,790,285, respectively. Purchases and sales of U.S. government obligations aggregated $174,682,010 and $169,828,903, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At March 31, 1999, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                           Year ended
                                                         March 31, 1999
-----------------------------------------------------------------------------
Class A                                            Shares              Amount
-----------------------------------------------------------------------------
Shares sold                                      7,713,394        $61,974,962
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      529,306          4,214,619
-----------------------------------------------------------------------------
                                                 8,242,700         66,189,581

Shares
repurchased                                     (4,527,889)       (35,815,929)
-----------------------------------------------------------------------------
Net increase                                     3,714,811        $30,373,652
-----------------------------------------------------------------------------

                                                           Year ended
                                                         March 31, 1998
-----------------------------------------------------------------------------
Class A                                            Shares              Amount
-----------------------------------------------------------------------------
Shares sold                                      3,238,873        $27,807,851
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      332,350          2,863,744
-----------------------------------------------------------------------------
                                                 3,571,223         30,671,595

Shares
repurchased                                     (1,715,526)       (14,718,694)
-----------------------------------------------------------------------------
Net increase                                     1,855,697        $15,952,901
-----------------------------------------------------------------------------

                                                            Year ended
                                                          March 31, 1999
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     10,357,970        $83,776,294
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      683,889          5,099,725
-----------------------------------------------------------------------------
                                                11,041,859         88,876,019

Shares
repurchased                                     (4,583,200)       (36,621,223)
-----------------------------------------------------------------------------
Net increase                                     6,458,659        $52,254,796
-----------------------------------------------------------------------------

                                                           Year ended
                                                         March 31, 1998
-----------------------------------------------------------------------------
Class B                                            Shares              Amount
-----------------------------------------------------------------------------
Shares sold                                      5,105,604        $43,975,120
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      410,214          3,534,024
-----------------------------------------------------------------------------
                                                 5,515,818         47,509,144

Shares
repurchased                                     (2,549,062)       (21,937,542)
-----------------------------------------------------------------------------
Net increase                                     2,966,756        $25,571,602
-----------------------------------------------------------------------------

                                              For the period February 1, 1999
                                                 (commencement of operations)
                                                            to March 31, 1999
-----------------------------------------------------------------------------
Class C                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        254,964         $1,952,429
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                        1,162              8,902
-----------------------------------------------------------------------------
                                                   256,126          1,961,331
Shares
repurchased                                           (456)            (3,483)
-----------------------------------------------------------------------------
Net increase                                       255,670         $1,957,848
-----------------------------------------------------------------------------

                                                            Year ended
                                                          March 31, 1999
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        713,461         $5,813,600
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       69,417            553,147
-----------------------------------------------------------------------------
                                                   782,878          6,366,747

Shares
repurchased                                       (612,585)        (4,949,186)
-----------------------------------------------------------------------------
Net increase                                       170,293         $1,417,561
-----------------------------------------------------------------------------

                                                           Year ended
                                                         March 31, 1998
-----------------------------------------------------------------------------
Class M                                            Shares              Amount
-----------------------------------------------------------------------------
Shares sold                                        576,527         $4,919,785
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       51,603            444,562
-----------------------------------------------------------------------------
                                                   628,130          5,364,347

Shares
repurchased                                       (316,042)        (2,715,968)
-----------------------------------------------------------------------------
Net increase                                       312,088         $2,648,379
-----------------------------------------------------------------------------



Federal tax information
(Unaudited)

The fund has designated 5.56% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

For the year ended March 31, 1999, a portion of the funds distribution represents a return of capital and is therefore not taxable to shareholders.

The Form 1099 you receive in January 2000 will show the tax status of all distributions paid to your account in calendar 1999.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT
ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jennifer E. Leichter
Vice President and Fund Manager

D. William Kohli
Vice President and Fund Manager

Jeffrey A. Kaufman
Vice President and Fund Manager

David L. Waldman
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam Strategic Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' Web site: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

www.putnaminv.com

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AN029-51850 896/2BQ/2BR 5/99